Putnam
Diversified
Income
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-99


[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "So where should you put your money? If interest rates remain relatively stable, funds that invest in bonds with at least some risk attached to them are the most attractive sector to be in, many experts say. In this category are corporate bonds, both investment-grade and junk, or high-yield as it is also known."

                         -- "Mutual Funds Quarterly Review,"
                             The Wall Street Journal, April 5, 1999

* "Calendar 1998 was a period of unprecedented volatility for fixed-income markets worldwide. And while ongoing volatility remains a concern and cannot be ruled out, there appear to be considerable opportunity and current value in the traditional yield-enhanced fixed-income sectors. We believe a risk-controlled approach to these sectors stands to be rewarded in the long term."

                         -- Jennifer E. Leichter, manager
                            Putnam Diversified Income Trust

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

39 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The world's securities markets experienced a dramatic change that was generally for the better during the first half of Putnam Diversified Income Trust's fiscal 1999. As moods brightened, investors began to venture tentatively back to more aggressive securities than the U.S. Treasury bonds to which they had fled in the wake of last year's sharp market swings.

The result put somewhat of a damper on Treasuries, but it did raise prospects for a host of other fixed-income securities from high-grade corporates to lower-rated high-yield bonds. International bonds, especially those in core European markets, also began to show stronger results. Even emerging-markets issues attracted some new attention.

In the following report, your fund's management team reviews first-half performance in this improved environment and takes a look at prospects for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 19, 1999



Report from the Fund Managers
Jennifer E. Leichter, lead manager
D. William Kohli
David L. Waldman
Jeffrey A. Kaufman

After unprecedented volatility in the world's financial markets this past summer, most fixed-income securities traveled a long rocky road back to the status quo. Although virtually every sector except U.S. Treasury securities experienced sharp declines in the fall of 1998, by the end of 1999's first calendar quarter, bonds carrying more credit risk once again offered higher reward potential. In a market in which for many months the only constant was the unexpected, the recent return to historical risk/reward tradeoffs seemed welcome by investors the world over.

As markets regained their equilibrium, Putnam Diversified Income Trust's multisector strategy -- with its emphasis on sectors offering a yield advantage over U.S. Treasury securities -- enabled your fund's class A shares to end the semiannual period in positive territory at net asset value. Performance results for all share classes can be found on pages 9 and 10.

* FLIGHT TO QUALITY BECAME FLIGHT FROM QUALITY

The spectacular rally of the U.S. Treasury market for much of 1998 was due, in large part, to investors' extreme aversion to risk as many of the world's nations boiled over with political, economic, and financial upheaval. A series of interest rate cuts by the Federal Reserve Board in the final months of 1998 helped restore liquidity to global markets and calm investors' fears. By the new year, strong U.S. and European economic fundamentals and modest economic improvement in the Pacific Basin helped to renew investors' interest further in the so-called spread sectors -- U.S. high-yield, high-grade corporate issues, mortgage-backed securities, and emerging-markets debt.

Money that had poured into the U.S. Treasury market at a rapid-fire pace began to flow back to higher-yielding fixed-income securities around the world. Japanese investors, strong supporters of the U.S. government bond market last year, also began to repatriate capital. As a result, the Treasury rally came to a standstill in the fourth quarter of 1998 and then reversed itself in the first quarter of 1999. By period's end, the overall performance of your fund's Treasury holdings was flat.

Within the mortgage-backed sector, we emphasized securities that tend to have lower prepayment sensitivity. Our focus for most of the period was on intermediate-term current-coupon residential pass-through securities and commercial mortgage-backed securities (CMBSs). The fund's CMBS holdings did poorly for much of the period because of the ongoing rout in the real estate sector and a historic halt in trading among CMBSs that occurred in the fall. Given the favorable economic backdrop that continues to support real estate fundamentals, we took advantage of the attractive prices that CMBSs had to offer and slightly increased the fund's position in the final months of the period. Our decision benefited performance by period's end and we plan to maintain the fund's current exposure to CMBSs as we enter the second half of fiscal 1999. Toward the end of the period, we also began shifting our attention to higher-coupon and older mortgage-backed issues in the residential sector as favorable opportunities arose.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Telecommunications     6.4%

Broadcasting           3.4%

Telephone
services               2.8%

Cable television       2.5%

Financial
services               2.1%

Footnote reads:
*Based on net assets as of 3/31/99. Holdings will vary over time.


* U.S. HIGH-YIELD BONDS SHINE ONCE AGAIN

One of the hardest-hit asset classes after last fall's global financial debacle, U.S. high-yield bonds bounced off the ropes to become leading contenders in the fixed-income universe once again. As investors recovered their appetite for risk and recognized the outstanding value offered by high-yield bonds, their return to the sector bid prices up. High-yield bonds, in fact, posted the only positive returns in the U.S. fixed-income market at the end of the first quarter of calendar 1999.

Throughout this sector's volatility, we held steady in our industry and security selection, confident that a turnaround would soon be at hand. We continued to favor bonds in telecommunications, media, and finance -- fast-growing industries with long-term growth potential regardless of market swings.

With merger and acquisition activity continuing at a fast pace, there exists a greater likelihood of credit upgrades and opportunities for price appreciation. Telecommunications Inc. is one holding on which the fund reaped profits during the period as its price appreciated in anticipation of its purchase by AT&T. Other holdings worth mentioning include Covad, Intermedia Communications, International Cable Tel, Allegiance Telecom, and Global Crossing.

Among the cyclical sectors, Riverwood International Corporation in the packaging and container industry is one holding that we believe holds promise. Going forward, we expect to add selectively some high quality cyclical holdings, given the current economic and market environments. Should commodity prices improve, cyclical issues should stand to benefit but are unlikely to be hurt otherwise. While the securities discussed in this report were viewed favorably at the end of the period, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

Within the investment-grade corporate bond area, we favored the most highly liquid large-capitalization issues, mainly in the finance and industrial sectors. Associates Corporation is one finance holding that contributed to performance over the period.


[GRAPHIC OMITTED: TOP THREE HOLDINGS PER SECTOR]

TOP THREE HOLDINGS PER SECTOR

HIGH-YIELD BONDS

Sprint Capital Corp. company guaranty, 5.7s, 2003
Global Crossing Holdings, Ltd. company guaranty, 9 5/8s, 2008
Chancellor Media Corp. 144A senior notes, 8s, 2008

FOREIGN BONDS

United Kingdom Treasury bonds, 8s 2000
United Mexican States, Sec. Series B, 6 1/4s, 2019
Brazil (Government of) disc. bonds FRB, 6 1/8s, 2024

U.S. INVESTMENT-GRADE SECURITIES

Government National Mortgage Association pass-through certificates, 7s, with due dates from 2022-2028
U.S. Treasury notes, 4 1/4s, 2003
U.S. Treasury bonds, 5 1/4s, 2029

Footnote reads:
These holdings represent 19.6% of the fund's net assets as of 3/31/99. Portfolio holdings will vary over time.



* INTERNATIONAL EMPHASIS IS CORE EUROPE; EMERGING MARKETS GET INCREASED
  ATTENTION

We retained a focus on the core bond markets of Europe throughout the semiannual period, primarily the Netherlands, Germany, France -- now members of the European Economic and Monetary Union (EMU) -- and the United Kingdom. Signs of slowing economic growth and repeated interest-rate cuts were the catalysts for solid returns from European holdings in 1998, particularly when performance was translated into a weaker U.S. dollar. In the first three months of 1999, however, a stronger U.S. dollar and a shaky start to the euro dampened bond returns so that when all was said and done, the fund's European holdings produced lackluster results.

Since the outset of the fiscal year, our team has incrementally increased the fund's exposure to certain better-quality emerging markets that have greater access to capital, such as Bulgaria and Mexico. We also selectively invested in Brazil, whose bond market staged a remarkable turnaround in the first quarter of 1999. Although Japan's bond market experienced a recent rally, it performed quite poorly throughout 1998 and its outlook remains murky. We therefore limited the fund's exposure to Japanese government bonds.

* WORLD'S MARKETS HAVE ENTERED NEW ERA

The world today is quite different from the way it was only a few years ago. There now exists a greater interdependence among nations and a cross-pollination of market influences that require a comprehensive, big-picture approach to fixed-income investing. Your fund's multisector strategy exemplifies this type of approach, which we believe will benefit shareholders in the long run.

While no assurances can be made, we enter the second half of fiscal 1999 with optimism about the continued resurgence of spread securities in the face of stabilizing global economies, investors' renewed interest, converging interest rates, and fairly dormant inflation worldwide. However, we remain quite aware that greater volatility in the world's financial markets cannot be ruled out as the euro begins to challenge the U.S. dollar's status as the world's dominant reserve currency and emerging markets remain a wild card. Conflicting signals about the direction of the U.S. economy and therefore interest rates also bear watching. In-depth research, selectivity, and broad diversification will remain the dominant criteria for portfolio composition in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/99, there is no guarantee the fund will continue to hold these securities in the future. The lower credit ratings of high-yield corporate bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect their ability to pay principal and interest on the bonds. Investments in non-U.S. securities may be subject to certain risks such as currency fluctuations, economic instability, and political developments. Although the U.S. government guarantees the timely payment of principal and interest on some of the underlying securities, the value of the fund shares is not guaranteed and will fluctuate.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Diversified Income Trust is designed for investors seeking current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 3/31/99

                   Class A        Class B         Class C           Class M
(inception date)  (10/3/88)       (3/1/93)        (2/1/99)         (12/1/94)
                 NAV     POP     NAV    CDSC     NAV    CDSC      NAV     POP
-------------------------------------------------------------------------------
6 months        1.36%  -3.44%   0.98%   -3.89%   0.99%   0.02%   1.25%  -2.04%
-------------------------------------------------------------------------------
1 year         -3.56   -8.13   -4.23    -8.71   -4.22   -5.11   -3.81   -6.90
-------------------------------------------------------------------------------
5 years        34.33   27.92   29.30    27.46   29.41   29.41   32.52   28.17
Annual average  6.08    5.05    5.27     4.97    5.29    5.29    5.79    5.09
-------------------------------------------------------------------------------
10 years      129.27  118.30  112.22   112.22  112.94  112.94  122.77  115.56
Annual average  8.65    8.12    7.81     7.81    7.85    7.85    8.34    7.98
-------------------------------------------------------------------------------
Life of fund  136.70  125.49  118.01   118.01  118.94  118.94  129.32  121.84
Annual average  8.56    8.06    7.71     7.71    7.76    7.76    8.23    7.89
-------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/99

                                 Salomon Bros.
                  Lehman Bros.     Non-U.S.      First Boston       Consumer
                   Aggregate      World Govt.     High Yield         price
                   Bond Index     Bond Index        Index            index
------------------------------------------------------------------------------
6 months             -0.16%         0.17%            4.43%            0.98%
------------------------------------------------------------------------------
1 year                6.49         11.63            -0.75             1.73
------------------------------------------------------------------------------
5 years              45.52         38.83            52.09            12.09
Annual average        7.79          6.78             8.75             2.31
------------------------------------------------------------------------------
10 years            138.48        134.55           177.17            34.91
Annual average        9.08          8.90            10.73             3.04
------------------------------------------------------------------------------
Life of fund        143.02        140.06           188.32            37.73
Annual average        8.83          8.70            10.61             3.10
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/99

                               Class A       Class B  Class C     Class M
----------------------------------------------------------------------------
Distributions (number)            6             6        2           6
----------------------------------------------------------------------------
Income                         $0.441        $0.398   $0.153      $0.428
----------------------------------------------------------------------------
Capital gains                      --            --       --          --
----------------------------------------------------------------------------
 Total                         $0.441        $0.398   $0.153      $0.428
----------------------------------------------------------------------------
Share value:                 NAV     POP       NAV      NAV     NAV     POP
-----------------------------------------------------------------------------
9/30/98                     $11.66   $12.24  $11.61     $ --   $11.62  $12.01
-----------------------------------------------------------------------------
2/1/99*                         --       --      --    11.51       --      --
-----------------------------------------------------------------------------
3/31/99                      11.37    11.94   11.32    11.36    11.33   11.71
-----------------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------------
Current dividend rate1        8.23%    7.84%   7.53%    8.03%    8.05%   7.79%
-----------------------------------------------------------------------------
Current 30-day SEC yield2     8.41     8.00    7.62     7.70     8.21    7.94
-----------------------------------------------------------------------------

*Inception of class C shares.

 1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

 2Based on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
March 31, 1999 (Unaudited)

CORPORATE BONDS AND NOTES (44.8%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
Advertising (0.6%)
--------------------------------------------------------------------------------------------------------------------------
        $ 7,275,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                      $    7,929,750
          7,390,000  Lamar Advertising Co. company guaranty
                       8 5/8s, 2007                                                                              7,777,975
          9,715,000  Outdoor Communications Inc. sr. sub. notes
                       9 1/4s, 2007                                                                             10,467,913
                                                                                                            --------------
                                                                                                                26,175,638

Aerospace and Defense (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,900,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                               1,805,000
          2,900,000  Argo-Tech Corp. 144A sr. sub. notes 8 5/8s, 2007                                            2,755,000
          5,910,000  Aviation Sales Co. company guaranty 8 1/8s, 2008                                            5,924,775
          1,000,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 9 7/8s, 2006                                      1,055,000
          1,870,000  BE Aerospace, Inc. sr. sub. notes 9 1/2s, 2008                                              1,996,225
          4,620,000  BE Aerospace, Inc. sr. sub. notes Ser. B, 8s, 2008                                          4,596,900
            130,000  Boeing Co. deb. 6 5/8s, 2038                                                                  123,547
          2,500,000  Derlan Industries Ltd. sr. notes 10s, 2007 (Canada)                                         2,225,000
          2,160,000  K&F Industries, Inc. sr. sub. notes Ser. B, 9 1/4s, 2007                                    2,211,300
         13,925,000  Raytheon Co. 144A bonds 6.4s, 2018                                                         13,241,840
          2,000,000  Sequa Corp. med. term notes 10s, 2001                                                       2,085,800
                                                                                                            --------------
                                                                                                                38,020,387

Agriculture (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         11,004,336  Premium Standard Farms, Inc. sr. secd. notes
                       11s, 2003 (PIK)                                                                          10,564,162

Airlines (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                               3,230,000
          4,020,000  Canadian Airlines Corp. sr. notes
                       12 1/4s, 2006 (Canada)                                                                    1,768,800
          5,860,000  Canadian Airlines Corp. secd. notes
                       10s, 2005 (Canada)                                                                        4,395,000
          3,630,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                          2,776,950
          7,970,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                          4,383,500
                                                                                                            --------------
                                                                                                                16,554,250

Apparel (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,730,000  Fruit of the Loom 144A company guaranty
                       8 7/8s, 2006                                                                              4,741,825
          2,190,000  GFSI, Inc. sr. disc. notes stepped-coupon, Ser. B,
                       zero % (11 3/8s, 9/15/04), 2009 (STP)                                                     1,697,250
          7,280,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                               7,280,000
          3,945,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                                3,885,825
          2,215,000  William Carter Holdings Co. sr. sub. notes
                       Ser. A, 12s, 2008                                                                         2,381,125
                                                                                                            --------------
                                                                                                                19,986,025

Automotive Parts (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,030,000  Aftermarket Technology Corp. sr. sub. notes
                       12s, 2004                                                                                 2,085,825
          1,837,000  Aftermarket Technology Corp. sr. sub. notes
                       Ser. D, 12s, 2004                                                                         1,887,518
          3,975,000  Cambridge Industries, Inc. company guaranty
                       Ser. B, 10 1/4s, 2007                                                                     3,279,375
            800,000  Exide Corp. sr. notes 10s, 2005                                                               792,000
          6,700,000  Federal Mogul Corp. 144A notes 7 1/2s, 2009                                                 6,537,458
            850,000  Federal Mogul Corp. 144A notes 7 3/8s, 2006                                                   833,034
          2,070,000  Hayes Lemmerz International, Inc. 144A
                       company guaranty 8 1/4s, 2008                                                             2,080,350
          4,450,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                       9 1/8s, 2007                                                                              4,639,125
            980,000  Hayes Wheels International, Inc. company guaranty
                       Ser. B, 9 1/8s, 2007                                                                      1,021,650
            165,000  Lear Corp. sub. notes 9 1/2s, 2006                                                            180,881
          7,295,000  Motors and Gears, Inc. sr. notes Ser. D, 10 3/4s, 2006                                      7,532,088
          8,475,000  Navistar International Corp. sr. notes Ser. B, 8s, 2008                                     8,771,625
          5,100,000  Oxford Automotive, Inc. company guaranty Ser. B,
                        10 1/8s, 2007                                                                            5,253,000
          2,780,000  Safety Components International, Inc. sr. sub. notes
                       Ser. B, 10 1/8s, 2007                                                                     2,613,200
                                                                                                            --------------
                                                                                                                47,507,129

Banks (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          6,425,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                                        6,425,000
          2,425,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                                1,818,750
          2,000,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                      2,125,460
         13,770,000  Fuji JGB Inv. LLC 144A FLIRB 9.87s, 2049 (Japan)                                           12,324,150
          2,700,000  Greenpoint Capital Trust I company guaranty
                       9.1s, 2027                                                                                2,818,827
          2,145,000  North Fork Capital Trust I company guaranty
                       8.7s, 2026                                                                                2,244,292
          1,355,000  Ocwen Capital Trust I company guaranty
                       10 7/8s, 2027                                                                             1,097,550
          2,265,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                                  2,202,713
          2,540,000  Peoples Heritage Capital Trust company guaranty
                       Ser. B, 9.06s, 2027                                                                       2,497,861
          2,400,000  Provident Capital Trust company guaranty 8.6s, 2026                                         2,404,992
          1,385,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                                 1,355,943
          2,045,000  Sovereign Capital Trust company guaranty 9s, 2027                                           2,041,892
          1,845,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                              1,872,122
                                                                                                            --------------
                                                                                                                41,229,552

Basic Industrial Products (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,090,000  Koppers Industries, Inc. 144A company guaranty
                       9 7/8s, 2007                                                                              1,106,350
          2,420,000  Paragon Corp. Holdings, Inc. company guaranty
                       Ser. B, 9 5/8s, 2008                                                                      1,887,600
          4,700,000  Roller Bearing Co. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              4,465,000
                                                                                                            --------------
                                                                                                                 7,458,950

Broadcasting (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,800,000  Allbritton Communications Co. sr. sub. deb.
                       Ser. B, 9 3/4s, 2007                                                                      2,971,500
          6,740,000  Allbritton Communications Co. sr. sub. notes
                       Ser. B, 8 7/8s, 2008                                                                      6,857,950
            856,252  Australis Media, Ltd. sr. sec. disc. notes zero %,
                       2000 (in default) (Australia) (NON)                                                         666,849
             50,635  Australis Media, Ltd. sr. disc. notes stepped-coupon
                       1 3/4s, (15 3/4s, 5/15/00), 2003 (In default)
                       (Australia) (STP) (PIK) (NON)                                                                   506
         10,605,000  Benedek Communications Corp. sr. disc. notes stepped-
                       coupon zero % (13 1/4s, 5/15/01), 2006 (STP)                                              8,059,800
          6,860,000  Capstar Broadcasting sr. disc. notes stepped-coupon
                       zero % (12 3/4s, 2/1/02), 2009 (STP)                                                      5,796,700
          8,055,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                            8,457,750
          9,949,937  Capstar Broadcasting bank term loan 4.999s, 2005                                            9,974,812
          1,665,000  Central European Media Enterprises Ltd. sr. notes
                       9 3/8s, 2004 (Bermuda)                                                                    1,581,750
         18,310,000  Chancellor Media Corp. 144A sr. notes 8s, 2008                                             19,065,288
          2,914,720  Citadel Broadcasting Inc. sr. sub. notes 10 1/4s, 2007                                      3,206,192
          4,960,000  Citadel Broadcasting Inc. company guaranty
                       9 1/4s, 2008                                                                              5,307,200
         13,667,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                       (11.2s, 11/15/00), 2007 (Bermuda) (STP)                                                  11,941,541
         16,180,000  Echostar DBS Corp. 144A sr. notes 9 3/8s, 2009                                             16,746,300
          5,585,000  Fox Family Worldwide, Inc. sr. notes 9 1/4s, 2007                                           5,291,788
          9,660,000  Fox/Liberty Networks LLC sr. notes 8 7/8s, 2007                                             9,998,100
            175,000  Granite Broadcasting Corp. sr. sub. notes
                       10 3/8s, 2005                                                                               182,875
          7,940,000  Granite Broadcasting Corp. sr. sub. notes
                       8 7/8s, 2008                                                                              7,979,700
          3,000,000  Jacor Communications, Inc. company guaranty
                       Ser. B, 8 3/4s, 2007                                                                      3,202,500
            580,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                           614,800
          4,250,000  Lenfest Communications, Inc. sr. sub. notes
                       8 1/4s, 2008                                                                              4,377,500
          1,420,000  Pegasus Communications Corp. 144A sr. notes
                       9 3/4s, 2006                                                                              1,476,800
          7,826,000  PHI Holdings, Inc. sr. sub. notes 16s, 2001                                                 6,451,754
          3,635,000  Radio One Inc. company guaranty stepped-coupon
                       Ser. B, 7s, (12s, 5/15/00), 2004 (STP)                                                    3,744,050
          7,500,000  Sinclair Broadcast Group, Inc. company guaranty
                       9s, 2007                                                                                  7,687,500
          1,600,000  Sinclair Broadcast Group, Inc. sr. sub. notes
                       8 3/4s, 2007                                                                              1,632,000
          2,000,000  Spanish Broadcasting Systems sr. notes
                       Ser. B, 11s, 2004                                                                         2,180,000
          4,275,000  TV Azteca S.A. de C.V. sr. notes 10 1/2s,
                       2007 (Mexico)                                                                             3,526,875
            970,000  TV Azteca S.A. de C.V. sr. notes Ser. A, 10 1/8s,
                       2004 (Mexico)                                                                               819,650
                                                                                                            --------------
                                                                                                               159,800,030

Building and Construction (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,040,000  American Architectural Products Corp. company
                       guaranty 11 3/4s, 2007                                                                    1,734,000
          2,080,000  Cia Latino Americana 144A company guaranty
                       11 5/8s, 2004 (Argentina)                                                                 1,164,800
         11,910,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                11,642,025
          6,300,000  GS Superhighway Holdings sr. notes 10 1/4s,
                       2007 (China)                                                                              3,024,000
          1,870,000  GS Superhighway Holdings sr. notes 9 7/8s,
                       2004 (China)                                                                                953,700
          2,030,000  Jackson Products, Inc. company guaranty
                       Ser. B, 9 1/2s, 2005                                                                      2,035,075
          7,964,937  Terex bank term loan 8.18s, 2005                                                            7,945,025
          4,050,000  Toll Corp. company guaranty 8 1/8s, 2009                                                    4,029,750
                                                                                                            --------------
                                                                                                                32,528,375

Building Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,170,000  Building Materials Corp. 144A sr. notes 8s, 2008                                            4,107,450
          4,260,000  Morris Material Handling, Inc. company guaranty
                       9 1/2s, 2008                                                                              2,257,800
                                                                                                            --------------
                                                                                                                 6,365,250

Buses (0.2%)
--------------------------------------------------------------------------------------------------------------------------
         10,880,000  MCII Holdings sec. notes stepped-coupon 12s,
                       (15s, 11/18/99) 2002 (STP)                                                                9,574,400

Business Equipment and Services (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          5,650,000  Cex Holdings, Inc. company guaranty Ser. B,
                       9 5/8s, 2008                                                                              5,311,000
          1,475,000  Iron Mountain, Inc. med. term notes company
                       guaranty 10 1/8s, 2006                                                                    1,593,000
          5,870,000  Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                           6,016,750
            996,377  Outsourcing Solutions, Inc. bank term loan
                       8 5/8s, 2003                                                                                966,486
          1,505,000  Outsourcing Solutions, Inc. sr. sub. notes
                       Ser. B, 11s, 2006                                                                         1,482,425
          1,040,000  United Stationer Supply, Inc. sr. sub. notes 8 3/8s, 2008                                   1,037,400
          5,650,000  U.S. Office Products Co. company guaranty
                       9 3/4s, 2008                                                                              3,729,000
                                                                                                            --------------
                                                                                                                20,136,061

Cable Television (2.5%)
--------------------------------------------------------------------------------------------------------------------------
            590,000  21st Century Telecom Group, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/4s, 2/15/03), 2008 (STP)                                                218,300
          6,735,000  Acme Television sr. disc. notes stepped-coupon zero %
                       (10 7/8s, 9/30/00), 2004 (STP)                                                            5,691,075
            733,537  Adelphia Communications Corp. sr. notes
                       9 1/2s, 2004 (PIK)                                                                          759,211
          7,720,000  Adelphia Communications Corp. 144A sr. notes
                       8 3/8s, 2008                                                                              7,874,400
          3,380,000  Century Communications Corp. sr. notes 8 7/8s, 2007                                         3,549,000
          4,370,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                         4,555,725
         15,690,000  Charter Communications Holdings LLC 144A
                       sr. notes 8 5/8s, 2009                                                                   16,023,413
          5,000,000  Charter Communications Term Loan B 7 1/2s, 2008                                             4,993,750
            100,000  Comcast Corp. sr. sub. notes 9 1/2s, 2008                                                     105,396
          1,650,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                        1,691,184
          1,323,000  CSC Holdings, Inc. deb. Ser. B, 8 1/8s, 2009                                                1,421,669
          4,190,000  CSC Holdings, Inc. sr. notes 7 1/4s, 2008                                                   4,247,319
          5,750,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                              6,900,000
          7,560,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                       (United Kingdom) (STP)                                                                    6,681,150
         15,065,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                       (United Kingdom) (STP)                                                                   11,750,700
          7,925,000  Grupo Televisa S.A. de C.V. 144A sr. notes
                       11 7/8s, 2006 (Mexico)                                                                    8,202,375
         15,200,000  Grupo Televisa S.A. de C.V. sr. disc. notes
                       stepped-coupon zero % (13 1/4s, 5/15/01),
                       2008 (Mexico) (STP)                                                                      12,730,000
          1,500,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                               1,578,750
          4,670,000  NTL Inc. 144A sr. notes 11 1/2s, 2008
                       (United Kingdom)                                                                          5,265,425
          3,925,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                             2,669,000
          1,270,000  Rogers Cablesystems Ltd. sr. notes Ser. B,
                       10s, 2005 (Canada)                                                                        1,431,925
          4,170,000  Supercanal Holdings S.A. 144A sr. notes
                       11 1/2s, 2005 (Argentina)                                                                 1,668,000
          1,550,000  TeleWest Communications PLC 144A sr. notes
                       11 1/4s, 2008 (United Kingdom)                                                            1,801,875
          5,950,000  United International Holdings sr. disc. notes Ser. B, stepped-coupon Ser. B, zero % (10 3/4s, 2/15/03),
                       2008 (STP)                                                                                4,046,000
                                                                                                            --------------
                                                                                                               115,855,642

Cellular Communications (2.0%)
--------------------------------------------------------------------------------------------------------------------------
         11,140,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                       (13 1/2s, 3/15/04), 2004 (Colombia) (STP)                                                 9,469,000
         19,177,000  CellNet Data Systems, Inc. sr. disc. notes stepped-
                       coupon zero % (14s, 10/1/02), 2007 (STP)                                                  6,328,410
          8,030,000  Cencall Communications Corp. sr. disc. notes
                       10 1/8s, 2004                                                                             8,270,900
          3,815,000  Conecel Holdings 144A notes Ser. A, 14s, 2000                                                 763,000
          6,500,000  Dial Call Communications, Inc. sr. disc. notes Ser. B,
                       stepped-coupon 10 1/4s, 2005                                                              6,695,000
          9,625,000  Dobson Communications Corp. sr. notes
                       11 3/4s, 2007                                                                            10,310,781
         14,200,000  McCaw International Ltd sr. disc. notes stepped-coupon
                       zero % (13s, 4/15/02), 2007 (STP)                                                         8,378,000
          5,750,000  MetroNet Communications Corp. sr. disc. stepped-
                       coupon notes zero % (9.95s, 6/15/03), 2008
                       (Canada) (STP)                                                                            4,441,875
         22,850,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01),
                       2006 (Luxembourg) (STP)                                                                  16,994,688
          3,370,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/8s, 4/15/03), 2008 (STP)                                              1,617,600
          5,730,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9.95s, 2/15/03), 2008 (STP)                                                4,011,000
          2,610,000  NEXTEL Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (9 3/4s, 10/31/02), 2007 (STP)                                              1,853,100
          9,180,000  NEXTEL Communications, Inc. 144A
                       sr. notes 12s, 2008                                                                      10,648,800
          5,640,000  Price Communications Wireless, Inc. 144A sr. notes
                       9 1/8s, 2006                                                                              5,865,600
                                                                                                            --------------
                                                                                                                95,647,754

Chemicals (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            775,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                                  728,500
          4,540,000  Geo Specialty Chemicals, Inc. 144A sr. sub. notes
                       10 1/8s, 2008                                                                             4,517,300
          1,250,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                             1,243,750
          4,690,000  Huntsman Corp. 144A sr. sub. notes FRN 9.03s, 2007                                          4,314,800
          7,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                           7,192,500
          3,307,692  Lyondell Petrochem bank term loans Ser. D
                       7 1/4s, 2000                                                                              3,249,807
          1,815,000  Pioneer Americas Acquisition 144A sr. notes
                       9 1/4s, 2007                                                                              1,524,600
          5,221,554  Polytama International notes 11 1/4s, 2007 (Indonesia)                                        365,509
          5,090,000  Scotts Co 144A sr. sub. notes 8 5/8s, 2009                                                  5,255,425
          4,450,000  Sterling Chemicals Holdings sr. disc. notes stepped-
                       coupon zero % (13 1/2s, 8/15/01), 2008 (STP)                                              1,891,250
          4,790,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                               1,676,500
                                                                                                            --------------
                                                                                                                31,959,941

Computer Services and Software (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          1,345,000  Concentric Network Corp. sr. notes 12 3/4s, 2007                                            1,553,475
          9,490,000  IPC Information Systems sr. disc. notes stepped-
                       coupon zero % (10 7/8s, 11/1/01), 2008 (STP)                                              6,192,225
          5,780,000  PSINet, Inc. sr. notes 11 1/2s, 2008                                                        6,502,500
          3,010,000  PSINet, Inc. sr. notes Ser. B, 10s, 2005                                                    3,175,550
          5,410,000  Unisys Corp. sr. notes 7 7/8s, 2008                                                         5,680,500
          2,790,000  Verio Inc. 144A sr. notes 11 1/4s, 2008                                                     3,138,750
                                                                                                            --------------
                                                                                                                26,243,000

Conglomerates (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,890,000  Axia, Inc. company guaranty 10 3/4s, 2008                                                   5,860,550
          7,420,000  Cathay International Ltd. 144A sr. notes
                       13s, 2008 (China)                                                                         1,706,600
          2,100,000  Dine S.A. de C.V. company guaranty
                       8 3/4s, 2007 (Mexico)                                                                     1,743,000
                                                                                                            --------------
                                                                                                                 9,310,150

Consumer Durable Goods (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,460,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                 3,791,000
            660,000  Hedstrom Holdings, Inc. 144A sr. disc. notes stepped-
                       coupon zero % (12s, 6/1/02), 2009 (STP)                                                     244,200
          1,440,000  Iron Age Corp. company guaranty 9 7/8s, 2008                                                1,051,200
          1,750,000  Sealy Mattress Co. sr. sub. notes Ser. B, 9 7/8s, 2007                                      1,736,875
                                                                                                            --------------
                                                                                                                 6,823,275

Consumer Services (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,156,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                              7,871,600
          2,190,000  Protection One, Inc. sr. disc. notes stepped-coupon
                       zero %, (13 5/8s, 6/30/00), 2005 (STP)                                                    2,496,600
                                                                                                            --------------
                                                                                                                10,368,200

Cosmetics (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,225,000  French Fragrances, Inc. sr. notes Ser. B, 10 3/8s, 2007                                     1,215,813
          1,800,000  French Fragrances, Inc. company guaranty Ser. D,
                       10 3/8s, 2007                                                                             1,836,000
          2,900,000  Revlon Consumer Products sr. notes 9s, 2006                                                 2,900,000
          6,385,000  Revlon Consumer Products sr. sub. notes
                       8 5/8s, 2008                                                                              5,938,050
                                                                                                            --------------
                                                                                                                11,889,863

Electric Utilities (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          7,625,000  AES China Generating Co. sr. notes 10 1/8s,
                       2006 (China)                                                                              5,185,000
          2,030,000  Applied Power Inc. sr. sub. notes 8 3/4s, 2009                                              2,060,450
            150,000  Calpine Corp. sr. notes 10 1/2s, 2006                                                         165,000
          1,900,000  Calpine Corp. sr. notes 9 1/4s, 2004                                                        1,966,500
          7,165,000  Calpine Corp. sr. notes 8 3/4s, 2007                                                        7,313,316
          5,150,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                        5,175,750
          6,310,000  Cleveland Electric Illuminating Co. bonds 6.86s, 2008                                       6,338,584
          2,385,000  Connecticut Light & Power Co. 1st mtge.
                       Ser. A, 7 7/8s, 2001                                                                      2,463,347
          2,800,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                           3,128,076
          2,985,000  Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                         3,680,595
         15,670,000  Midland Funding II Corp. deb. Ser. A, 11 3/4s, 2005                                        17,761,945
          2,810,000  Niagara Mohawk Power Corp. sr. notes Ser. E,
                       7 3/8s, 2003                                                                              2,946,088
          2,860,000  Niagara Mohawk Power Corp. sr. notes Ser. F,
                       7 5/8s, 2005                                                                              2,947,916
          1,210,000  Niagara Mohawk Power Corp. sr. notes Ser. G,
                       7 3/4s, 2008                                                                              1,299,189
          2,313,202  Northeast Utilities System notes Ser. A, 8.58s, 2006                                        2,411,027
          2,010,602  Northeast Utilities System notes Ser. B, 8.38s, 2005                                        2,074,378
          9,535,000  Panda Global Energy Co. company guaranty
                       12 1/2s, 2004 (China)                                                                     4,767,500
          5,260,000  York Power Funding 144A notes 12s, 2007
                       (Cayman Islands)                                                                          5,286,300
                                                                                                            --------------
                                                                                                                76,970,961

Electronics (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,210,000  Celestica International Ltd. 144A sr. sub. notes
                       10 1/2s, 2006 (Canada)                                                                    2,436,525
          1,200,000  Details, Inc. sr. discount notes stepped-coupon
                       Ser. B, zero %, (12 1/2s, 11/15/02), 2007 (STP)                                             600,000
          1,500,000  Details, Inc. sr. sub. notes Ser. B, 10s, 2005                                              1,357,500
          2,760,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                           2,773,800
          8,655,000  Flextronics International Ltd. sr. sub. notes
                       Ser. B, 8 3/4s, 2007                                                                      8,871,375
          1,585,000  HCC Industries, Inc. company guaranty 10 3/4s, 2007                                         1,521,600
          6,090,000  Metromedia Fiber Network, Inc. 144A sr. notes
                       10s, 2008                                                                                 6,516,300
            700,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                                   728,875
          1,040,000  Samsung Electronics 144A company guaranty
                       9 3/4s, 2003                                                                              1,060,800
          6,880,000  Viasystems, Inc. sr. notes Ser. B, 9 3/4s, 2007                                             6,432,800
            915,000  Viasystems Inc. sr. sub notes 9 3/4s, 2007                                                    861,244
          4,920,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                4,575,600
                                                                                                            --------------
                                                                                                                37,736,419

Entertainment (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,326,000  ITT Corp. notes 6 3/4s, 2005                                                                8,457,190
          6,175,000  Premier Parks, Inc. sr. notes 9 1/4s, 2006                                                  6,391,125
          5,270,000  SFX Entertainment, Inc. 144A company guaranty
                       Ser. B, 9 1/8s, 2008                                                                      5,329,288
          3,940,000  SFX Entertainment, Inc. 144A sr. sub. notes
                       9 1/8s, 2008                                                                              3,979,400
          4,410,000  Silver Cinemas Inc. sr. sub. notes 10 1/2s, 2005                                            2,337,300
          2,850,000  Six Flags Corp. sr. sub. notes 12 1/4s, 2005                                                3,167,063
         16,930,000  Time Warner, Inc. company guaranty 6 5/8s, 2029                                            16,140,554
          4,975,000  United Artist bank term loan Ser. C 8.688s, 2007                                            4,726,250
          6,790,000  United Artists Theatre 144A sr. sub. notes
                       9 3/4s, 2008                                                                              5,567,800
                                                                                                            --------------
                                                                                                                56,095,970

Environmental Control (0.3%)
--------------------------------------------------------------------------------------------------------------------------
         12,650,000  Allied Waste Industries, Inc. company guaranty
                       Ser. B, 7 7/8s, 2009                                                                     12,270,500

Financial Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,520,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                                4,433,600
          9,995,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                              8,931,332
          2,525,000  Advanta Corp. med. term notes Ser. D, 6.98s, 2002                                           2,196,750
          4,645,000  Cellco Finance Corp. NV 144A sr. sub. notes
                       15s, 2005 (Netherlands)                                                                   4,494,038
         10,465,000  Citicorp sub. notes 6 3/8s, 2008                                                           10,390,489
          1,425,000  Colonial Capital I 144A company guaranty
                       8.92s, 2027                                                                               1,348,758
          4,650,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                 3,441,000
          5,880,000  Contifinancial Corp. sr. notes 7 1/2s, 2002                                                 4,468,800
         16,940,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                            16,132,809
          7,355,000  Household Netherlands N.V. company guaranty
                       6.2s, 2003 (Netherlands)                                                                  7,396,114
          5,405,000  Imperial Credit Capital Trust I 144A company guaranty
                       10 1/4s, 2002                                                                             4,215,900
          4,410,128  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                                     3,792,710
          2,040,000  Investors Capital Trust I company guaranty
                       Ser. B, 9.77s, 2027                                                                       2,009,400
          2,800,000  Local Financial Corp. 144A sr. notes 11s, 2004                                              2,884,000
          2,665,000  Nationwide Credit Inc. sr. notes Ser. A, 10 1/4s, 2008                                      1,159,275
         12,520,000  RBF Finance 144A company guaranty 11s, 2006                                                13,146,000
          4,055,000  Resource America Inc. 144A sr. notes 12s, 2004                                              3,608,950
          2,750,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                           2,695,000
          2,900,000  Superior Financial 144A sr. notes 8.65s, 2003                                               2,711,500
                                                                                                            --------------
                                                                                                                99,456,425

Food and Beverages (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          7,510,000  Ameriserve Food Co. company guaranty
                       10 1/8s, 2007                                                                             5,332,100
          6,830,000  Ameriserve Food Co. company guaranty
                       8 7/8s, 2006                                                                              5,745,738
          5,730,000  Aurora Foods, Inc. 144A ser. sub. notes
                       Ser. D, 9 7/8s, 2007                                                                      6,188,400
          5,890,000  Doane Products Co. 144A sr. sub. notes
                       9 3/4s, 2007                                                                              6,206,588
          3,705,129  Imperial Holly bank term loan Ser. A, 7.656s, 2003                                          3,631,026
          2,640,000  Nebco Evans Holding Co. sr. disc. notes stepped-coupon
                       zero % (12 3/8s, 7/15/02), 2007 (STP)                                                     1,003,200
          6,900,000  RAB Enterprises, Inc. company guaranty 10 1/2s, 2005                                        3,450,000
          4,620,000  Triarc Consumer Products, Inc. 144A sr. sub. notes
                       10 1/4s, 2009                                                                             4,608,450
                                                                                                            --------------
                                                                                                                36,165,502

Gaming (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,970,000  Argosy Gaming Co. company guaranty 13 1/4s, 2004                                            7,876,100
          4,785,000  Autotote Corp. company guaranty Ser. B,
                       10 7/8s, 2004                                                                             5,024,250
          9,140,000  Boyd Gaming Corp. sr. sub. notes 9 1/2s, 2007                                               9,368,500
          2,544,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                       2,323,333
          7,804,200  Colorado Gaming & Entertainment Co. sr. notes
                       12s, 2003 (PIK)                                                                           8,038,326
          6,040,000  Fitzgeralds Gaming Corp. company guaranty
                       Ser. B, 12 1/4s, 2004                                                                     3,171,000
          2,300,000  Harrahs Entertainment, Inc. company guaranty
                       7 1/2s, 2009                                                                              2,293,698
          7,650,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                              8,300,250
          3,770,000  Hollywood Park Inc. 144A sr. sub. notes 9 1/4s, 2007                                        3,864,250
          2,085,000  Isle of Capri Black Hawk LLC 1st mortgage
                       Ser. B, 13s, 2004                                                                         2,262,225
          5,110,000  Mohegan Tribal Gaming, Auth. 144A sr. notes
                       8 1/8s, 2006                                                                              5,224,975
          3,790,000  Park Place Entertainment sr. sub. notes 7 7/8s, 2005                                        3,723,675
          2,550,000  PRT Funding Corp. sr. notes 11 5/8s, 2004
                       (In default) (NON)                                                                        1,144,313
            775,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                            689,750
         10,820,000  Trump Castle Funding 144A sub. notes 10 1/4s, 2003                                         10,928,200
          3,840,000  Trump Holdings & Funding Corp. sr. notes
                       15 1/2s, 2005                                                                             3,844,800
                                                                                                            --------------
                                                                                                                78,077,645

Health Care (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,030,000  Columbia/HCA Healthcare Corp. med. term notes
                       8.85s, 2007                                                                               5,020,996
          1,950,000  Columbia/HCA Healthcare Corp. med term notes
                       6.63s, 2045                                                                               1,842,146
          1,850,000  Columbia/HCA Healthcare Corp. med term notes
                       6.63s, 2045                                                                               1,493,875
          2,240,000  Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                            2,045,344
          1,750,000  Columbia/HCA Healthcare Corp. deb. 8.36s, 2024                                              1,602,405
          2,930,000  Conmed Corp. company guaranty 9s, 2008                                                      2,944,650
          4,690,000  Extendicare Health Services, Inc. company guaranty
                       9.35s, 2007                                                                               3,752,000
          4,850,000  Global Health Sciences company guaranty 11s, 2008                                           3,055,500
          7,770,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/2s, 2007                                                                      5,050,500
          5,880,000  Integrated Health Services, Inc. sr. sub. notes
                       Ser. A, 9 1/4s, 2008                                                                      3,763,200
          5,000,000  Magellan Health bank term loan 7 3/4s, 2004                                                 4,650,000
          4,520,000  Magellan Health Services, Inc. sr. sub. notes 9s, 2008                                      3,864,600
          2,410,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon Ser. B, zero % (10 1/2s, 11/1/02),
                       2007 (STP)                                                                                  457,900
         11,600,000  Mariner Post-Acute Network, Inc. sr. sub. notes
                       Ser. B, 9 1/2s, 2007                                                                      3,596,000
          6,330,000  MedPartners, Inc. sr. notes 7 3/8s, 2006                                                    4,937,400
          3,180,000  MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                               2,802,375
         12,585,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                8,431,950
          9,195,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                              6,528,450
          4,975,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                              1,498,719
          2,860,000  Sun Healthcare Group, Inc. 144A sr. sub. notes
                       9 3/8s, 2008                                                                                858,000
          1,188,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                               1,211,760
          2,560,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                          2,572,800
          5,150,000  Tenet Healthcare Corp. 144A sr. sub. notes
                       8 1/8s, 2008                                                                              4,969,750
            462,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                     456,225
          2,930,000  Tenet Healthcare Corp.144A sr. notes 7 5/8s, 2008                                           2,827,450
                                                                                                            --------------
                                                                                                                80,233,995

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,640,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                         3,421,600
          2,210,000  HMH Properties, Inc. company guaranty
                       Ser. B, 7 7/8s, 2008                                                                      2,121,600
          1,615,000  HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                          1,602,888
          6,300,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                                   6,607,125
          3,855,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                             3,985,106
          4,650,000  Sun International Hotels Ltd. company guaranty
                       9s, 2007                                                                                  4,870,875
                                                                                                            --------------
                                                                                                                22,609,194

Machinery (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          3,750,000  Newcor, Inc. company guaranty Ser. B, 9 7/8s, 2008                                          3,318,750

Medical Supplies and Devices (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,395,000  ALARIS Medical Systems, Inc. company guaranty
                       9 3/4s, 2006                                                                              4,449,938
          4,660,000  Dade International, Inc. sr. sub. notes Ser. B,
                       11 1/8s, 2006                                                                             5,207,550
          2,155,000  Kinetic Concepts, Inc. company guaranty Ser. B,
                       9 5/8s, 2007                                                                              2,090,350
          3,650,000  Leiner Health Products sr. sub. notes 9 5/8s, 2007                                          3,704,750
          4,720,000  Mediq, Inc. company guaranty 11s, 2008                                                      4,106,400
          4,350,000  Mediq, Inc. deb. stepped-coupon zero %,
                       (13s, 6/1/03) 2009 (STP)                                                                  1,740,000
                                                                                                            --------------
                                                                                                                21,298,988

Metals and Mining (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Ameristeel Corp. company guaranty Ser. B,
                       8 3/4s, 2008                                                                              4,483,125
          3,535,000  Anker Coal Group, Inc. sr. notes Ser. B, 9 3/4s, 2007                                       1,944,250
          2,705,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                        2,380,400
          8,130,000  Lodestar Holdings, Inc. company guaranty
                       11 1/2s, 2005                                                                             6,504,000
          3,630,000  Neenah Foundry Co. 144A sr. sub. notes
                       11 1/8s, 2007                                                                             3,829,650
          5,791,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                                   5,559,360
          3,350,000  WHX Corp. sr. notes 10 1/2s, 2005                                                           3,232,750
                                                                                                            --------------
                                                                                                                27,933,535

Motion Picture Distribution (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,560,000  AMC Entertainment, Inc. sr. sub. notes 9 1/2s, 2009                                         4,354,800
          5,955,000  Cinemark USA, Inc. sr. sub. notes 9 5/8s,
                       2008 (Mexico)                                                                             6,148,538
            475,000  Cinemark USA, Inc. sr. sub. notes Ser. D,
                       9 5/8s, 2008 (Mexico)                                                                       491,625
         15,328,000  Diva Systems Corp. sr. disc. notes Ser. B, stepped-
                       coupon zero % (12 5/8s, 3/1/03), 2008 (STP)                                               4,521,760
                                                                                                            --------------
                                                                                                                15,516,723

Oil and Gas (1.8%)
--------------------------------------------------------------------------------------------------------------------------
         10,930,000  Abraxas Petroleum Corp. 144A company guaranty
                       Ser. D, 11 1/2s, 2004                                                                     6,558,000
          4,120,000  Belco Oil & Gas Corp. company guaranty Ser. B,
                       10 1/2s, 2006                                                                             4,186,950
          3,500,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                                2,450,000
            625,000  Benton Oil & Gas Co. sr. notes 9 3/8s, 2007                                                   375,000
          8,110,000  Chesapeake Energy Corp. company guaranty
                       Ser. B, 9 5/8s, 2005                                                                      6,731,300
          1,025,000  CMS Energy Corp. pass-through certificates 7s, 2005                                           999,806
         12,490,000  CMS Energy Corp. sr. notes 6 3/4s, 2004                                                    12,310,893
          3,180,000  Dailey Petroleum Services Corp. company guaranty
                       9 1/2s, 2008                                                                              1,272,000
          3,490,000  Eagle Geophysical, Inc. company guaranty Ser. B,
                       10 3/4s, 2008                                                                             2,094,000
            770,000  Gothic Energy Corp. sr. disc. notes stepped-coupon
                       Ser. B, zero % (14 1/8s, 5/1/03), 2006 (STP)                                                238,700
          3,540,000  Gothic Production Corp. company guaranty
                       Ser. B, 11 1/8s, 2005                                                                     2,690,400
          4,010,000  Gulf Canada Resources Ltd. sr. sub. notes
                       9 5/8s, 2005 (Canada)                                                                     4,100,225
          3,550,000  Gulf Canada Resources, Ltd. sr. notes
                       8 3/8s, 2005 (Canada)                                                                     3,532,250
          3,080,000  Michael Petroleum Corp. sr. notes Ser. B,
                       11 1/2s, 2005                                                                             2,248,400
          3,800,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 7/8s, 2007                                                                              3,771,500
          5,880,000  Ocean Energy, Inc. company guaranty Ser. B,
                       8 3/8s, 2008                                                                              5,586,000
          6,830,000  Petro Geo-Services notes ADR 7 1/2s,
                       2007 (Norway)                                                                             7,045,350
          2,710,000  RAM Energy Inc. sr. notes 11 1/2s, 2008                                                     1,734,400
          2,865,000  Seven Seas Petroleum sr. notes Ser. B, 12 1/2s, 2005                                        1,719,000
            380,000  Transamerican Energy sr. disc. notes stepped-coupon
                       Ser. B, zero % (13s, 6/15/99), 2002 (STP)                                                    95,475
         19,465,000  Transamerican Energy sr. notes Ser. B, 11 1/2s, 2002                                        4,866,250
          5,260,000  Transamerican Refining Corp. sr. sub. notes Ser. B,
                       16s, 2003                                                                                   526,000
          5,152,000  TransTexas Gas Corp. sr. sub. notes Ser. D,
                       13 3/4s, 2001                                                                             1,545,600
          8,100,000  Vintage Petroleum 144A sr. sub. notes 9 3/4s, 2009                                          8,262,000
                                                                                                            --------------
                                                                                                                84,939,499

Packaging and Containers (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            580,000  AEP Industries, Inc. sr. sub. notes 9 7/8s, 2007                                              594,500
          2,250,000  Ball Corp. company guaranty 8 1/4s, 2008                                                    2,328,750
            960,000  Ball Corp. company guaranty 7 3/4s, 2006                                                      988,800
          3,290,000  Huntsman Packaging Corp. company guaranty
                       9 1/8s, 2007                                                                              3,290,000
          2,740,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                   2,865,602
          5,110,000  Owens-Illinois, Inc. sr. notes 7.35s, 2008                                                  5,063,499
          8,440,000  Owens-Illinois, Inc. sr. notes 7.15s, 2005                                                  8,309,771
          6,120,000  Packaging Corp. 144A sr. sub. notes 9 5/8s, 2009                                            6,120,000
          1,400,000  Radnor Holdings Inc. sr. notes 10s, 2003                                                    1,442,000
         11,680,000  Riverwood International Corp. company guaranty
                       10 7/8s, 2008                                                                            11,271,200
          2,040,000  Riverwood International Corp. company guaranty
                       10 1/4s, 2006                                                                             2,111,400
                                                                                                            --------------
                                                                                                                44,385,522

Paper and Forest Products (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,674,970  Alabama River Newsprint Co. bank term loan notes
                       7.562s, 2002                                                                              3,506,228
          3,750,000  APP Finance II Mauritius Ltd. bonds stepped-coupon
                       12s, (16s, 2/15/04), 2049 (Indonesia) (STP)                                               1,575,000
          5,280,000  Impac Group Inc. company guaranty Ser. B,
                       10 1/8s, 2008                                                                             5,227,200
          8,760,000  Indah Kiat Financial Mauritius Ltd. company guaranty
                       10s, 2007 (Indonesia)                                                                     4,818,000
          5,890,000  Pacifica Papers, Inc. 144A sr. notes 10s, 2009 (Canada)                                     6,022,525
         12,305,000  Pindo Deli Finance Mauritius Ltd. company guaranty
                       10 3/4s, 2007 (Indonesia)                                                                 6,460,125
         10,660,000  PT Pabrik Kertas Tjiwi Kimia company guaranty
                       10s, 2004 (Indonesia)                                                                     5,649,800
          2,020,000  Republic Group Inc. sr. sub. notes 9 1/2s, 2008                                             2,040,200
                                                                                                            --------------
                                                                                                                35,299,078

Pharmaceuticals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,020,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                       4,150,650

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
          1,550,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                899,000

Publishing (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,505,000  Affinity Group Holdings sr. notes 11s, 2007                                                 5,505,000
          4,150,000  American Media Operation, Inc. sr. sub. notes
                       11 5/8s, 2004                                                                             4,482,000
          5,560,000  Garden State Newspapers 144A sr. sub. notes
                       8 5/8s, 2011                                                                              5,601,700
          5,270,000  Garden State Newspapers, Inc. sr. sub. notes
                       Ser. B, 8 3/4s, 2009                                                                      5,270,000
             50,000  Hollinger International Publishing, Inc.
                       company guaranty 9 1/4s, 2007                                                                52,125
         10,300,000  News America Inc. deb. 7 1/8s, 2028                                                        10,230,784
          4,520,000  Perry-Judd company guaranty 10 5/8s, 2007                                                   4,678,200
            973,821  Von Hoffman Press, Inc. 144A sr. sub. notes
                       13 1/2s, 2009                                                                             1,012,774
          2,925,000  Von Hoffman Press Inc. 144A sr. sub. notes
                       10 3/8s, 2007                                                                             3,005,438
                                                                                                            --------------
                                                                                                                39,838,021

Railroads (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          7,900,000  TFM S.A. de C.V. company guaranty stepped-coupon
                       zero %, (11 3/4s, 6/15/02), 2009 (Mexico) (STP)                                           4,503,000
          4,420,000  TFM S.A. de C.V. company guaranty 10 1/4s,
                       2007 (Mexico)                                                                             3,955,900
                                                                                                            --------------
                                                                                                                 8,458,900

Real Estate (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          8,120,000  Host Marriott L.P. 144A sr. notes 8 3/8s, 2006                                              8,170,750
          4,293,293  Patriot American Hospitality, Inc. bank term loan B
                       8 1/8s, 2003                                                                              4,277,193
                                                                                                            --------------
                                                                                                                12,447,943

Restaurants (--%)
--------------------------------------------------------------------------------------------------------------------------
          2,200,000  FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                                         2,222,000

Retail (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          3,990,000  Fred Meyer, Inc. company guaranty 7.45s, 2008                                               4,204,263
          2,080,000  Home Interiors & Gifts, Inc. company guaranty
                       10 1/8s, 2008                                                                             2,100,800
          4,600,000  K mart Corp. pass-thru certificates Ser. 95K4,
                       9.35s, 2020                                                                               4,600,230
          2,900,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                                  3,016,000
          3,400,000  NBTY Inc. 144A sr. sub. notes 8 5/8s, 2007                                                  3,179,000
          7,715,000  North Atlantic Trading Co. company guaranty
                       Ser. B, 11s, 2004                                                                         7,792,150
                                                                                                            --------------
                                                                                                                24,892,443

Satellite Services (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,530,000  Golden Sky Systems 144A sr. sub. notes 12 3/8s, 2006                                        6,138,300
          2,915,000  Satelites Mexicanos S.A. de C.V. 144A sr. notes
                       10 1/8s, 2004 (Mexico)                                                                    2,390,300
          4,439,000  Satelites Mexicanos S.A. de C.V. 144A
                       company guaranty FRB 9.06s, 2004 (Mexico)                                                 4,139,368
                                                                                                            --------------
                                                                                                                12,667,968

Semiconductors (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,806,704  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                            1,858,647
          1,729,548  Cirent Semiconductor 144A sr. sub. notes
                       10.14s, 2004                                                                              1,779,273
          3,641,391  Fairchild Semiconductor Corp. 144A sr. sub. notes
                       11.74s, 2008 (PIK)                                                                        3,532,149
          9,090,000  Fairchild Semiconductor Corp. sr. sub. notes
                       10 1/8s, 2007                                                                             8,999,100
          5,365,000  Zilog, Inc. company guaranty Ser. B, 9 1/2s, 2005                                           4,452,950
                                                                                                            --------------
                                                                                                                20,622,119

Shipping (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,530,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                      1,468,800
          4,760,000  Johnstown America Industries, Inc. company guaranty
                       Ser. C, 11 3/4s, 2005                                                                     5,164,600
          2,430,000  MC Shipping, Inc. sr. notes Ser. B, 11 1/4s, 2008                                           1,543,050
          1,000,000  Pegasus Shipping 144A 11 7/8s, 2004                                                           700,000
                                                                                                            --------------
                                                                                                                 8,876,450

Specialty Consumer Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,690,000  Decora Industries, Inc. sr. sec. notes Ser. B, 11s, 2005                                    4,525,850

Steel (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          9,440,000  AK Steel Corp. 144A sr. notes 7 7/8s, 2009                                                  9,416,400
          5,910,000  California Steel Industries 144A sr. notes 8 1/2s, 2009                                     5,969,100
          3,690,000  National Steel Corp. 144A 1st mtge. 9 7/8s, 2009                                            3,791,475
          2,675,000  National Steel Corp. 144A 1st mtge. Ser. B,
                       9 7/8s, 2009                                                                              2,748,563
                                                                                                            --------------
                                                                                                                21,925,538

Telecommunications (6.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,590,000  Barak I.T.C. sr. disc. notes Ser. B, stepped-coupon zero %
                       (12 1/2s, 11/15/02), 2007 (Israel) (STP)                                                  2,570,400
          3,630,000  Bestel S.A.de C.V. sr. disc. notes stepped-coupon zero %
                       (12 3/4s, 5/15/03), 2005 (Mexico) (STP)                                                   2,250,600
          3,630,000  Birch Telecom, Inc. sr. notes 14s, 2008                                                     3,321,450
          3,630,000  CapRock Communications Corp. sr. notes
                       Ser. B, 12s, 2008                                                                         3,693,525
         13,795,000  Colt Telecommunications Group PLC sr. disc. notes stepped-coupon zero %, (12s, 12/15/01), 2006
                       (United Kingdom) (STP)                                                                   11,708,506
          4,910,000  Covad Communications Group sr. disc. notes stepped-
                       coupon Ser. B, zero % (13 1/2s, 03/15/03), 2008 (STP)                                     2,725,050
         10,260,000  Covad Communications Group Inc. 144A sr. notes
                       12 1/2s, 2009                                                                            10,311,300
         22,355,000  DTI Holdings Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (12 1/2s, 03/01/03), 2008 (STP)                                            6,147,625
          8,555,000  Econophone Inc. company guaranty 13 1/2s, 2007                                              9,111,075
          8,230,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                4,526,500
          2,420,000  Esprit Telecom Group PLC sr. notes 11 1/2s, 2007
                       (United Kingdom)                                                                          2,596,491
         15,550,000  Firstworld Communication Corp. sr. disc. notes stepped-
                       coupon zero % (13, 4/15/03), 2008 (STP)                                                   5,753,500
          7,925,000  Focal Communications Corp. sr. disc. notes, stepped-
                       coupon Ser. B, zero % (12 1/8s, 02/15/03), 2008 (STP)                                     4,438,000
         22,095,000  Global Crossing Holdings, Ltd. company guaranty
                       9 5/8s, 2008                                                                             24,608,306
          6,165,000  GST Equipment Funding sr. notes 13 1/4s, 2007                                               6,450,131
          5,931,000  GST Telecommunications, Inc. company guaranty stepped-
                       coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                             4,685,490
         15,260,000  GST Telecommunications, Inc. 144A sr. disc. notes
                       stepped-coupon zero % (10 1/2s, 5/1/03), 2008 (STP)                                       7,935,200
            210,000  Hermes Europe Railtel 144A sr. notes 11 1/2s,
                       2007 (Netherlands)                                                                          229,950
          2,990,000  Hyperion Telecommunications, Corp. sr. disc. notes Ser. B,
                       stepped-coupon zero % (13s, 4/15/01), 2003 (STP)                                          2,466,750
          5,835,000  Hyperion Telecommunications, Corp. sr. notes Ser. B,
                       12 1/4s, 2004                                                                             6,345,563
          3,980,000  Hyperion Telecommunications, Corp. 144A sr. sub. notes
                       12s, 2007                                                                                 4,149,150
          9,350,000  ICG Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (10s, 02/15/03), 2008 (STP)                                                        5,715,188
          5,700,000  ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                       (13 1/2s, 9/15/00), 2005 (Canada) (STP)                                                   5,044,500
         17,320,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                             10,348,700
          2,900,000  Intelcom Group (USA), Inc. company guaranty stepped-
                       coupon zero % (12 1/2s, 5/1/01), 2006 (STP)                                               2,370,750
          6,030,000  Interact Systems, Inc. 144A stepped-coupon zero %
                       (14s, 8/1/99), 2003 (STP)                                                                   783,900
          7,745,000  Intermedia Communications, Inc. sr. disc. notes
                       Ser. B, stepped-coupon zero % (11 1/4s, 7/15/02),
                       2007 (STP)                                                                                5,886,200
         10,270,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8.6s, 2008                                                                               10,270,000
          6,115,000  Intermedia Communications, Inc. sr. notes Ser. B,
                       8 1/2s, 2008                                                                              6,084,425
          5,600,000  IXC Communications, Inc. sr. sub. notes 9s, 2008                                            5,824,000
         16,430,000  KMC Telecom Holdings, Inc. sr. disc. notes stepped-
                       coupon zero % (12 1/2s, 2/15/03), 2008 (STP)                                              9,036,500
         10,745,000  Knology Holdings, Inc. sr. disc. notes stepped-coupon
                       zero %, (11 7/8s, 10/15/02), 2007 (STP)                                                   5,802,300
          3,020,000  L-3 Communications Corp. sr. sub. notes Ser. B,
                       10 3/8s, 2007                                                                             3,329,550
          1,870,000  L-3 Communications Corp. sr. sub. notes
                       8 1/2s, 2008                                                                              1,949,475
          2,500,000  L-3 Communications Corp. company guaranty
                       Ser. B, 8s, 2008                                                                          2,531,250
          4,730,000  Logix Communications Enterprises sr. notes
                       12 1/4s, 2008                                                                             4,257,000
          2,150,000  MetroNet Communications Corp. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 11/1/02),
                       2007 (Canada) (STP)                                                                       1,730,750
          1,550,000  MetroNet Communications Corp. sr. notes
                       12s, 2007 (Canada)                                                                        1,829,000
          9,060,000  MetroNet Communications Corp. 144A sr. notes
                       10 5/8s, 2008 (Canada)                                                                   10,554,900
          3,965,000  Microcell Telecommunications sr. disc. notes stepped-
                       coupon Ser. B, zero % (14s, 12/1/01), 2006
                       (Canada) (STP)                                                                            3,231,475
            890,000  Netia Holdings B.V. 144A company guaranty
                       stepped-coupon zero % (11 1/4s, 11/1/01), 2007
                       (Poland) (STP)                                                                              574,050
          1,570,000  Netia Holdings B.V. 144A company guaranty
                       10 1/4s, 2007 (Poland)                                                                    1,452,250
          7,050,000  NorthEast Optic Network, Inc. sr. notes 12 3/4s, 2008                                       7,332,000
          5,575,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                       4,418,188
          4,430,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (8.29s, 2/1/03), 2008 (STP)                                         3,411,100
          5,130,000  Qwest Communications International, Inc.
                       144A sr. notes 7 1/4s, 2008                                                               5,271,075
         10,080,000  Rhythms Netconnections, Inc. sr. disc. notes stepped-
                       coupon Ser. B, zero % (13 1/2s, 5/15/03), 2008 (STP)                                      5,544,000
          8,690,000  Startec Global Communications Corp. sr. notes
                       12s, 2008                                                                                 7,864,450
          8,110,000  Telecommunications Techniques, Inc. company
                       guaranty 9 3/4s, 2008                                                                     8,191,100
          2,980,000  Telehub Communications Corp. company guaranty
                       stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                      1,788,000
          9,250,000  Teligent, Inc. sr. disc. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 3/1/03), 2008 (STP)                                                      4,856,250
          6,425,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                      6,103,750
         10,360,000  Time Warner Telecom Inc. sr. notes 9 3/4s, 2008                                            11,085,200
          3,820,000  Versatel Telecom B.V. sr. notes 13 1/4s, 2008
                       (Netherlands)                                                                             4,020,550
          1,690,000  Versatel Telecom B.V. sr. sec. notes 13 1/4s, 2008
                       (Netherlands)                                                                             1,778,725
          2,340,000  WinStar Communications. Inc. sr. sub. notes 11s, 2008                                       1,357,200
          5,610,000  WinStar Communications, Inc. sr. sub. notes stepped-
                       coupon zero % (15s, 3/1/02), 2007 (STP)                                                   4,768,500
                                                                                                            --------------
                                                                                                               302,420,813

Telephone Services (2.9%)
--------------------------------------------------------------------------------------------------------------------------
          7,975,000  Allegiance Telecom, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 3/4s, 2/15/03), 2008 (STP)                                             4,964,438
          1,840,000  Allegiance Telecom, Inc. sr. notes 12 7/8s, 2008                                            2,037,800
         12,180,000  BTI Telecom Corp. sr. notes 10 1/2s, 2007                                                  11,083,800
          3,820,000  Call-Net Enterprises Inc. sr. notes 8s, 2008 (Canada)                                       3,781,800
         10,150,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                       zero % (8.94s, 8/15/03), 2008 (Canada) (STP)                                              6,699,000
          8,465,000  E. Spire Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (12 3/4s, 4/1/01), 2006 (STP)                                               5,629,225
          2,690,000  Facilicom International sr. notes Ser. B, 10 1/2s, 2008                                     2,078,025
          3,840,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                             3,724,800
          1,610,000  Globo Communicacoes 144A sr. notes 10 5/8s,
                       2008 (Brazil)                                                                             1,030,400
          3,325,000  Globo Communicacoes 144A company guaranty
                       10 1/2s, 2006 (Brazil)                                                                    2,161,250
          3,343,000  ITC Deltacom, Inc. sr. notes 11s, 2007                                                      3,681,479
          2,120,000  Long Distance International, Inc. sr. notes
                       12 1/4s, 2008                                                                             1,484,000
          8,960,000  McLeodUSA, Inc. 144A sr. notes 8 1/8s, 2009                                                 8,937,600
          2,090,000  OnePoint Communications, Corp. 144A sr. notes
                       14 1/2s, 2008                                                                             1,086,800
          6,810,000  Pathnet, Inc. sr. notes 12 1/4s, 2008                                                       3,677,400
          9,930,000  Primus Telecommunications Group, Inc. sr. notes
                       Ser. B, 9 7/8s, 2008                                                                      9,582,450
          1,430,000  RCN Corp. sr. disc. notes stepped-coupon zero %,
                       (11 1/8s, 10/15/02), 2007 (STP)                                                             965,250
          6,707,000  RSL Communications, Ltd. company guaranty
                       12 1/4s, 2006                                                                             7,327,398
          3,430,000  RSL Communications, Ltd. 144A 10 1/2s, 2008                                                 3,635,800
          2,805,000  RSL Communications, Ltd. company guaranty
                       9 1/8s, 2008                                                                              2,790,975
            920,000  RSL Communications, Ltd. company guaranty, stepped-
                       coupon zero % (10 1/8s, 3/1/03), 2008 (STP)                                                 607,200
         26,925,000  Sprint Capital Corp. company guaranty 5.7s, 2003                                           26,572,272
          5,850,000  Sprint Spectrum L.P. sr. disc. notes stepped-coupon
                       zero % (12 1/2s, 8/15/01), 2006 (STP)                                                     5,206,500
          2,120,000  Sprint Spectrum L.P. sr. notes 11s, 2006                                                    2,483,389
          1,800,000  Transtel S.A. 144A pass-through certificates
                       12 1/2s, 2007 (Colombia)                                                                    756,000
          2,980,000  US Xchange LLC sr. notes 15s, 2008                                                          3,218,400
         11,660,000  Viatel, Inc. sr. notes 11 1/4s, 2008                                                       11,951,500
                                                                                                            --------------
                                                                                                               137,154,951

Textiles (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,130,000  Galey & Lord Inc. company guaranty 9 1/8s, 2008                                             6,341,400
          1,725,000  Polymer Group, Inc. company guaranty Ser. B, 9s, 2007                                       1,763,813
          2,560,000  Polymer Group, Inc. company guaranty Ser. B,
                       8 3/4s, 2008                                                                              2,592,000
                                                                                                            --------------
                                                                                                                10,697,213

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,775,000  Eletson Holdings, Inc. 1st pfd. mtge. notes
                       9 1/4s, 2003 (Greece)                                                                     1,704,000
          2,260,000  Kitty Hawk, Inc. company guaranty 9.95s, 2004                                               2,276,950
                                                                                                            --------------
                                                                                                                 3,980,950

Utilities (--%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Public Service Co. of New Mexico sr. notes
                       Ser. A, 7.1s, 2005                                                                          381,509

Wireless Communications (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,955,000  American Mobile Satellite Corp. company guaranty
                       12 1/4s, 2008                                                                             2,739,300
          2,470,000  Clearnet Communications, Inc. sr. disc. notes stepped-
                       coupon zero % (14 3/4s, 12/15/00), 2005 (STP)                                             2,263,138
          4,250,000  Orbital Imaging Corp. sr. notes Ser. B, 11 5/8s, 2005                                       4,250,000
            900,000  Paging Network Do Brasil sr. notes 13 1/2s,
                       2005 (Brazil)                                                                               378,000
          2,085,000  Telesystem International Wireless Inc. sr. disc. notes stepped-coupon Ser. C, zero %, (10 1/2s, 11/1/02),
                       2007 (Canada) (STP)                                                                       1,006,013
                                                                                                            --------------
                                                                                                                10,636,451
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $2,298,689,904)                                                                $2,103,105,509

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government and Agency Mortgage Obligations (14.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Federal Home Loan Mortgage Corp.
        $23,736,728    7 1/2s, with due dates from August 1, 2017
                       to September 1, 2028                                                                 $   24,396,847
         14,444,874    7s, with due dates from July 1, 2012 to July 1, 2012                                     14,765,261
                     Federal National Mortgage Association
                       Pass-through certificates
          9,460,887    7s, Dwarf, with due dates from January 1, 2006 to
                       October 1, 2013                                                                           9,664,864
        170,129,835    6 1/2s, with due dates from March 1, 2026 to
                       November 1, 2028                                                                        169,345,004
          1,576,544    6 1/2s, Dwarf, with due dates from September 1, 2010
                       to July 15, 2013                                                                          1,590,826
         39,798,587    6s, Dwarf, with due dates from April 1, 2011 to
                       October 1, 2013                                                                          39,500,098
                     Government National Mortgage Association
                       Pass-through Certificates
         40,657,608    8s, with due dates from May 15, 2024 to
                       December 15, 2027                                                                        42,365,165
         67,401,026    7 1/2s, with due dates from December 15, 2022 to
                       August 15, 2026                                                                          69,492,188
                     Government National Mortgage Association
                       Pass-through Certificates
        193,567,754    7s, with due dates from March 15, 2022 to
                       November 15, 2028                                                                       196,625,942
        132,747,348    6 1/2s, with due dates from August 15, 2027 to
                       March 15, 2029                                                                          132,166,290
                                                                                                            --------------
                                                                                                               699,912,485

U.S. Treasury Obligations (9.0%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Bonds
         38,700,000    6 1/8s, November 15, 2027 (SEG)                                                          40,163,247
         13,500,000    5 1/2s, August 15, 2028                                                                  12,919,905
        159,535,000    5 1/4s, February 15, 2029                                                               150,810,031
                     U.S. Treasury Notes
         40,220,000    4 3/4s, November 15, 2008                                                                38,743,122
        167,630,000    4 1/4s, November 15, 2003                                                               161,370,696
         66,865,000  U.S. Treasury Strip, zero %, November 15, 2019                                             19,308,606
                                                                                                            --------------
                                                                                                               423,315,607
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $1,127,569,130)                                                                $1,123,228,092

COLLATERALIZED MORTGAGE OBLIGATIONS (10.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     Criimi Mae Commercial Mortgage Trust
        $52,655,000    Ser. 98-C1, Class A2, 7s, 2011                                                       $   48,047,688
         21,110,000    Ser. 98-C1, Class B, 7s, 2011                                                            17,046,325
                     Commercial Mortgage Acceptance Corp.
         15,750,000    Ser. 97-ML1, Class D, 7.11s, 2030                                                        15,430,078
        189,897,932    Ser. 97-ML1, IO (Interest Only), 0.962s, 2017                                            10,028,985
         17,000,000    Ser. 98-C2, Class D, 6.757s, 2009                                                        16,229,688
         11,914,010  Countrywide Home Loans Ser. 1998-3, Class A5, 6 3/4s, 2028                                 11,809,762
         16,405,000  Countrywide Mortgage Backed Securities, Inc.
                       Ser. 93-C, Class A8, 6 1/2s, 2024                                                        16,048,683
        215,442,308  Deutsche Mortgage & Asset Receiving Corp.
                       Ser. 98-C1, Class X, IO, 1.254s, 2031                                                    12,833,966
         26,889,211  Fannie Mae Ser. 1993-251, Class Z, 6 1/2s, 2023                                            26,132,952
                     Fannie Mae Strip
         64,131,125    Ser. 281, Class 2, IO, 9s, 2026                                                          14,289,216
         39,078,254    Ser. 299, Class 2, IO, 6 1/2s, 2028                                                      10,392,373
                     Freddie Mac
          6,450,668    Ser.1208, Class F, 9s, 2022                                                               5,378,244
             18,267    Ser. 1208, Class G, 9s, 2022                                                                406,388
          4,625,000    Ser. 1439, Class I, 7 1/2s, 2022                                                          4,812,891
          6,345,872    Ser. 1717, Class L, 6 1/2s, 2024                                                          6,339,193
          6,475,000    Ser. 2040, Class PE, 7 1/2s, 2028                                                         6,851,133
                     Freddie Mac Strip
         14,588,916    Ser. 176, Class PO (Principle Only), 7s, 2026                                            11,438,622
         24,942,078    Ser. 177, Class PO, 7s, 2026                                                             19,556,148
         67,583,572    Ser. 2089, Class PI, IO, 7s, 2023                                                        12,872,558
         30,785,195    Ser. 188, Class IO, 7 1/2s, 2027                                                          6,301,345
         24,825,204    Ser. 192, Class IO, 6 1/2s, 2028                                                          6,493,342
          9,745,640    Ser. 199, Class IO, 6 1/2s, 2028                                                          2,713,552
         43,952,882    Ser. 200, Class IO, 6 1/2s, 2029                                                         12,897,424

COLLATERALIZED MORTGAGE OBLIGATIONS (10.6%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                     First Union-Lehman Brothers Commercial Mortgage Co.
     $   16,405,000    Ser. 97-C2, Class D, 7.12s, 2012                                                     $   15,572,574
          5,445,000    Ser. 98-C2, Class D, 6.778s, 2013                                                         5,006,635
        108,361,838    Ser. 97-C2, IO, 1.092s, 2027                                                              8,584,289
          5,024,832  GE Capital Mortgage Services, Inc. Ser. 1998-11,
                       Class 2a4, 6 3/4s, 2028                                                                   5,013,627
                     GMAC Commercial Mortgage Securities Inc.
         22,455,000    Ser. 98-C2, Class D, 6 1/2s, 2031                                                        20,940,165
        273,332,792    Ser. 98-C2, Class X, IO, 0.823s, 2031                                                    11,413,779
          7,443,000  Government National Mortgage Association
                       Ser. 1997-8, Class PE 7 1/2s, 2027                                                        7,643,031
          9,030,000  GS Mortgage Securities Corp. II Ser. 98-GLII,
                       Class D, 7.191s, 2031                                                                     8,694,197
          6,468,422  Headlands Mortgage Securities, Inc. Ser. 1998-1,
                       Class X2, 6 1+F816/2s, 2028                                                               1,026,862
                     Merrill Lynch Mortgage Investors, Inc.
          7,476,000    Ser. 95-C3, Class D, 7.782s, 2025                                                         7,577,627
          4,196,000    Ser. 98-C2, Class D, 7.116s, 2030                                                         4,054,385
         30,886,280    Ser. 98-C2, Class IO, 1.587s, 2030                                                        2,376,699
                     Morgan Stanley Capital I
          5,190,000    Ser. 98-WF1, Class D, 7.12s, 2008                                                         5,085,795
          5,125,000    Ser. 98-XL1, Class E, 6.989s, 2030                                                        4,996,875
        135,983,749    Ser. 98-HF1, Class X, IO, 1.238s, 2018                                                    7,776,571
                     Mortgage Capital Funding, Inc.
         56,118,953    Ser. 97-MC2, Class X, IO, 1.368s, 2012                                                    4,189,209
          5,696,000    Ser. 98-MC1, Class A2, 6.663s, 2008                                                       5,813,480
        238,763,085    Ser. 98-MC1, Class X, IO, 0.722s, 2009                                                    9,774,364
         11,756,924  PNC Mortgage Securities Corp. Ser. 97-6,
                       Class A2, 6.6s, 2027                                                                     11,830,404
          3,993,145  Prudential Home Mortgage Securities Ser. 93-57,
                       Class A4, 5.9s, 2023                                                                      4,002,289
          8,520,805  Rural Housing Trust Ser. 87-1, Class D, 6.33s, 2026                                         8,506,916
         10,535,712  Structured Asset Security Corp. 144A 8.712s, 2027                                          11,273,211
         17,688,102  Structured Asset Security Corp. Ser. 98-Rf2, A
                       8.58s, 2028                                                                              18,846,120
         74,164,463  Structured Asset Security Corp. Ser. 98-RF3,
                       Class IO, 6.1s, 2028                                                                     15,157,362
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $513,179,955)                                                                  $  499,507,022

FOREIGN GOVERNMENT BONDS AND NOTES (9.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
CAD      45,085,000  Canada (Government of) bonds
                       Ser. WB60, 7 1/4s, 2007                                                              $   34,211,998
EUR      15,054,035  France (Government of) deb. 6s, 2025                                                       18,545,818
EUR      42,175,935  France (Government of) bonds 5 1/2s, 2007                                                  50,235,756
EUR      13,919,921  Germany (Federal Republic of) bonds
                       Ser. 97, 6 1/2s, 2027                                                                    18,300,869
EUR       9,324,613  Italy (Government of) bonds 7 1/4s, 2026                                                   13,036,159
EUR      15,471,636  Netherlands (Government of) bonds
                       5 1/2s, 2028                                                                             17,871,093
EUR      11,645,691  Spain (Government of) bonds 6s, 2029                                                       14,127,825
SEK     111,800,000  Sweden (Government of) bonds
                       Ser. 1035, 6 3/4s, 2014                                                                  16,396,287
SEK      98,100,000  Sweden (Government of) deb.
                       Ser. 1041, 6s, 2005                                                                      13,212,893
RUB     186,740,000  U.S. Dollar GKO Pass Through Structured
                       Note (Issued by Deutsche Bank. The
                       principal USD is linked to the bid price
                       for the Russian Treasury Bill at maturity,
                       and the change in the spot rate of the
                       Russian Ruble from issue date), zero %,
                       1999 (In default) (NON)                                                                     225,195
GBP      22,520,000  United Kingdom Treasury bonds Ser. 85,
                       9 3/4s, 2002                                                                             41,897,936
GBP     128,725,000  United Kingdom Treasury bonds 8s, 2000                                                    218,227,235
                                                                                                            --------------
                     Total Foreign Government Bonds and Notes
                       (cost $506,075,185)                                                                  $  456,289,064

BRADY BONDS (6.2%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
       $  8,000,000  Brazil (Government of) Ser. L, FRB
                       6.938s, 2012                                                                         $    4,660,000
        114,045,000  Brazil (Government of) disc. bonds FRB
                       6.125s, 2024                                                                             71,141,263
         10,000,000  Bulgaria (Government of) Ser. A, FRB
                       5.875s, 2024                                                                              6,700,000
         77,400,000  Bulgaria (Government of) Ser. A, FRB,
                       2 1/2s, 2012                                                                             44,795,250
          3,370,000  Colombia (Repub Of) unsub. 8.625, 2008                                                      2,990,875
FRF      34,170,000  Ivory Coast -- 144A FLIRB collateralized
                       FRB 2s, 2018                                                                              1,371,968
FRF      33,742,875  Ivory Coast -- 144A PDI bonds FRB
                       1.9s, 2018                                                                                1,603,663
       $ 34,220,000  United Mexican States bonds 10 3/8s, 2009                                                  35,332,150
         17,340,000  United Mexican States bonds 9 3/4s, 2005                                                   17,357,340
          8,000,000  United Mexican States Ser. D, FRB
                       6 3/4s, 2019                                                                              6,800,000
        103,040,000  United Mexican States sec. Ser. B,
                       6 1/4s, 2019                                                                             80,886,400
         26,425,000  Venezuela (Government of) deb. Ser. W-A,
                       6 3/4s, 2020                                                                             18,233,250
                                                                                                            --------------
                     Total Brady Bonds (cost $294,901,588)                                                  $  291,872,159

PREFERRED STOCKS (3.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,503  21st Century Telecom Group 144A $13.75
                       cum. pfd. (PIK)                                                                      $      676,350
             64,771  AmeriKing, Inc. $3.25 pfd. (PIK)                                                            1,684,046
                  2  Anvil Holdings Ser. B, $3.25 pfd. (PIK)                                                             2
            121,400  California Federal Bancorp Inc. Ser. A, $2.281 pfd.                                         3,156,400
             23,924  Capstar Broadcasting Inc. 144A $12.00 pfd. (PIK)                                            2,894,804
             30,086  Capstar Communications, Inc. Ser. E, $12.625
                       cum. pfd. (PIK)                                                                           3,700,578
            130,000  CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                               3,640,000
             99,570  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                               5,426,565
             47,944  Citadel Broadcasting Inc. 144A $13.25 cum. pfd. (PIK)                                       5,669,378
              3,028  Concentric Network Corp. Ser. B, 13.50% pfd. (PIK)                                          3,270,240
            124,854  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                         14,607,918
            219,600  Diva Systems Corp. Ser. C, $6.00 pfd.                                                       1,317,600
            172,935  Fitzgeralds Gaming $3.75 cum. pfd.                                                            345,870
             37,250  Fresenius Medical Capital Trust I Ser. D, 9.00% pfd.
                       (Germany)                                                                                 3,874,000
             61,000  Fresenius Medical Capital Trust II $7.875 company
                       guaranty, pfd. (Germany)                                                                  6,000,875
            112,770  Global Crossing Holdings 144A 10.50 pfd.                                                   12,996,742
             11,202  Granite Broadcasting 144A 12.75% pfd. (PIK)                                                11,426,040
              9,132  ICG Holdings, Inc. $14.25 pfd. (Canada)                                                     9,725,580
              8,810  ICG Holdings, Inc., 144A $14.00 pfd. (Canada) (PIK)                                         9,162,400
              9,436  Intermedia Communication Ser. B, 13.50% pfd. (PIK)                                          9,991,013
              6,605  IXC Communications, Inc. 12.50% pfd. (PIK)                                                  7,265,500
             60,038  Nebco Evans Holding Co. 144A 11.25% pfd. (PIK)                                              2,101,330
              4,192  NEXTEL Communications, Inc. Ser. D, 13.00%
                       cum. pfd. (PIK)                                                                           4,695,040
              1,892  NEXTEL Communications, Inc. Ser. E,
                       11.125% pfd. (PIK)                                                                        1,929,840
            190,903  Nextlink Communications, Inc. 144A $7.00
                       cum. pfd. (PIK)                                                                          10,213,311
                912  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                          7,615,200
             35,996  Public Service Co. of New Hampshire $2.65
                       1st mtge. pfd.                                                                              935,896
             16,500  Sinclair Capital $11.625 cum. pfd.                                                          1,798,500
              7,765  Spanish Broadcasting Systems 14.25% cum. pfd. (PIK)                                         8,308,550
            642,098  TCR Holding Corp. Series E, zero % pfd.                                                        38,526
             78,340  TCR Holding Corp. zero % pfd.                                                                   4,387
              6,595  Viatel, Inc. Ser. A, $10.00 cv. pfd. (PIK)                                                    956,275
              6,080  WinStar Communications, Inc. 144A 14.25%
                       cum. pfd. (PIK)                                                                           4,864,000
                                                                                                            --------------
                     Total Preferred Stocks (cost $163,618,411)                                             $  160,292,756

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $12,195,000  Chemical Master Credit Card Trust Ser. 95-2,
                       Class A, 6.23s, 2003                                                                 $   12,328,291
         15,877,880  First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                                15,733,986
          5,130,852  Green Tree Recreational Equipment & Cons.
                       Ser. 97-B, Class A1, 6.55s, 2028                                                          5,189,977
         10,000,000  Morgan Stanley Aircraft Finance Ser. 1, Class C1,
                       6.9s, 2023                                                                                9,537,891
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $43,547,749)                                       $   42,790,145

CONVERTIBLE BONDS AND NOTES (0.5%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $ 3,270,000  APP Global Finance Ltd. 144A cv. company guaranty
                       3 1/2s, 2003 (United Kingdom)                                                        $    1,949,737
          4,200,000  Corporate Express, Inc. cv. notes 4 1/2s, 2000                                              3,785,250
          2,782,000  GST Telecommunications, Inc. cv. sr. disc. notes stepped-
                       coupon zero % (13 7/8s, 12/15/00), 2005 (STP)                                             3,032,380
          3,660,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                                2,978,325
          2,310,000  Integrated Device Technology, Inc. cv. sub. notes
                       5 1/2s, 2002                                                                              1,637,213
          7,705,000  WinStar Communications. Inc. 144A cv. sr. disc. notes
                       stepped-coupon zero % (14s, 10/15/00), 2005 (STP)                                        12,328,000
                                                                                                            --------------
                     Total Convertible Bonds and Notes
                       (cost $19,681,140)                                                                   $   25,710,905

WARRANTS (0.5%) (a) (NON)                                                                       EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
              9,355  Allegiance Telecom, Inc.                                                   2/3/08      $      299,360
              5,955  American Mobile Satellite Corp.                                            4/1/08              19,592
            185,000  Becker Gaming Corp. 144A                                                   11/15/00                19
              3,630  Bestel SA de C.V. (Mexico)                                                 5/15/05              3,630
              3,630  Birch Telecommunications, Inc. 144A (PIK)                                  6/15/08             18,150
             28,657  Cellnet Data Systems, Inc.                                                 9/15/07            573,140
            130,000  CGA Group Ltd. 144A                                                        1/1/04               2,600
              4,390  Club Regina, Inc. 144A                                                     4/15/06              4,390
             15,295  Colt Telecommunications Group PLC                                          12/31/06         8,029,870
             12,400  Comunicacion Cellular 144A (Colombia)                                      11/15/03           868,000
              1,345  Concentric Network Corp.                                                   12/15/07           403,500
             51,502  Consorcio Ecuatoriano 144A (Ecuador)                                       10/1/00             12,876
              4,930  Covad Communications Group 144A
                       (acquired various dates from 7/7/98
                       to 8/26/98, cost $200,020) (RES)                                         3/15/08          4,441,930
              4,650  Diva Systems Corp.                                                         5/15/06          1,125,300
             45,984  Diva Systems Corp.                                                         3/1/08             597,792
            111,775  DTI Holdings Inc.                                                          3/1/08               1,118
                 70  E. Spire Communications, Inc.                                              11/1/05                350
             10,155  Econophone, Inc. 144A                                                      7/15/07            507,750
              3,640  Epic Resorts                                                               6/15/05                 36
              3,200  Esat Holdings, Inc. (Ireland)                                              2/1/07             232,000
             15,550  Firstworld Communication                                                   4/15/08            155,500
              5,350  Globalstar Telecommunications                                              2/15/04            240,750
             11,465  Hyperion Telecommunications 144A                                           4/15/01            589,874
             65,538  ICG Communications                                                         10/15/05         1,310,760
              6,030  Interact Systems, Inc.                                                     8/1/03                  60
              8,050  Intermedia Communications                                                  6/1/00             726,513
              2,780  International Wireless
                       Communications Holdings 144A                                             8/15/01                 28
              6,500  Iridium World Com 144A                                                     7/15/05            130,000
              9,460  KMC Telecom Holdings, Inc.                                                 4/15/08             23,650
              8,835  Knology Holdings, Inc. 144A                                                10/15/07            13,253
              2,060  Long Distance International, Inc. 144A                                     4/13/08              5,150
             14,715  McCaw International Ltd.                                                   4/15/07             58,860
              4,350  Mediq Inc. 144A                                                            6/1/09                  44
              1,550  Metronet Communications 144A                                               8/15/07             77,500
              1,390  MGC Communications, Inc. 144A                                              10/1/04             47,608
             21,500  NEXTEL Communications Inc.                                                 4/25/99            225,320
              2,090  OnePoint Communications, Corp.                                             6/1/08               2,090
              4,250  Orbital Imaging Corp. 144A                                                 3/1/05             170,000
              8,485  Orion Network Systems                                                      1/15/07             97,578
             13,800  Pagemart, Inc. 144A                                                        12/31/03           110,400
              6,810  Pathnet, Inc. 144A                                                         4/15/08             68,100
              7,360  Paxson Communications Corp. 144A                                           6/30/03                 74
             28,800  Powertel, Inc.                                                             2/1/06             115,200
             37,527  President Riverboat Casinos, Inc.                                          9/30/99              1,876
             41,960  Rhythms Netcon 144A                                                        5/15/08          1,678,400
              3,450  Spanish Broadcasting Systems 144A                                          6/30/99            707,250
              8,690  STARTEC Global Communications Corp.                                        5/15/08              8,690
              2,160  Sterling Chemicals Holdings                                                8/15/08             43,200
              2,980  Telehub Communications Corp.                                               7/31/05              2,980
              5,260  Transamerican Refining Corp.                                               6/30/03                  5
             14,235  UIH Australia/Pacific, Inc. 144A                                           5/15/06             14,235
             34,220  United Mexican States (Mexico)                                             2/18/00            131,063
              5,510  Versatel 144A                                                              5/15/08            385,700
              6,375  Wireless One, Inc.                                                         10/19/00                64
              1,001  Wright Medical Technology, Inc. 144A                                       6/30/03                 10
                                                                                                            --------------
                     Total Warrants (cost $11,109,107)                                                      $   24,283,188

COMMON STOCKS (0.4%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
              1,750  AmeriKing, Inc. (NON)                                                                  $       70,000
          1,811,364  Celcaribe S.A. 144A (Colombia) (NON)                                                        4,528,407
            172,600  CellNet Data Systems, Inc. (NON)                                                              992,450
            252,474  Chesapeake Energy Corp.                                                                       362,931
            223,713  Fitzgerald Gaming Corp. (NON) (AFF)                                                           111,857
             32,500  French Fragrances Inc. (NON)                                                                  186,875
             40,032  Hedstrom Holdings, Inc. 144A (NON)                                                             40,032
              7,541  IFINT Diversified Holdings 144A (NON)                                                          15,082
              8,280  Lady Luck Gaming Corp. (NON)                                                                   41,399
                844  Mothers Work, Inc. (NON)                                                                        8,862
                900  Paging Do Brazil Holdings Co., LLC 144A
                       Class B, (Brazil) (NON)                                                                           9
              1,942  Premium Holdings (L.P.) 144A                                                                    7,768
            979,968  PSF Holdings LLC Class A (NON) (AFF)                                                       12,494,592
             31,004  RSL Communications, Ltd. Class A (NON)                                                      1,114,206
                                                                                                            --------------
                     Total Common Stocks (cost $38,969,725)                                                 $   19,974,470

UNITS (0.4%) (a)
NUMBER OF UNITS                                                                                                      VALUE
--------------------------------------------------------------------------------------------------------------------------
              2,960  Australis Media, Ltd. units stepped-coupon zero %,
                       (15 3/4s, 5/15/00), 2003 (In default)
                       (Australia) (STP) (NON)                                                              $       29,600
              5,620  Network Plus Corp. unit pfd. 13 1/4s, 2009                                                  5,886,950
              6,600  Pegasus Shipping 144A units company guaranty
                       stepped-coupon zero % (14 1/2s. 6/20/03),
                       2008 (Bermuda) (STP)                                                                      2,640,000
              3,980  Signature Brands USA, Inc. units 13s, 2002                                                  4,397,900
              3,945  XCL Ltd. units sr. sec. notes 13 1/2s, 2004                                                 3,234,900
             23,198  XCL Ltd. 144A cum. cv. pfd. 9 1/2s, 2006 (PIK)                                              1,020,712
                                                                                                            --------------
                     Total Units (cost $21,754,228)                                                         $   17,210,062

CONVERTIBLE PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             29,800  Chancellor Media Corp. $3.00 cv. cum. pfd.                                             $    2,849,625
             16,110  Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                                   205,403
                241  Paxson Communications Corp. 144A $9.75 cv. pfd. (PIK)                                       2,313,600
              3,327  XCL Ltd 144A Ser. A, 9.50% cv. cum. pfd. (PIK)                                                146,388
                                                                                                            --------------
                     Total Convertible Preferred Stocks (cost $6,890,598)                                   $    5,515,016

SHORT-TERM INVESTMENTS (0.6%) (a) (cost $26,609,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
        $26,609,000  Interest in $500,000,000 joint repurchase agreement dated March 31, 1999 with Salomon, Smith Barney Inc.
                       due April 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $26,612,659 for an
                       effective yield of 4.95%                                                             $   26,609,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $5,072,595,720) (b)                                            $4,796,387,388
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,695,667,411.

  (b) The aggregate identified cost on a tax basis is $5,061,475,744, resulting in gross unrealized appreciation and depreciation of $144,388,831 and $409,477,187, respectively, or net unrealized depreciation of $265,088,356.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(POR) A portion of the income will be received in additional securities.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 1999 was $4,441,930 or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      FLIRB represents Front Loaded Interest Reduction Bond.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates shown at March 31, 1999, which are subject to change based on the terms of the security.

      Diversification by Country

      Distribution of investments by country of issue at March 31, 1999: (as percentage of Market Value)

            Brazil            1.1%
            Bulgaria          1.7
            Canada            2.5
            France            1.4
            Mexico            3.9
            United Kingdom    6.4
            United States    77.6
            Others            5.4
                            -----
            Total           100.0%
                            =====


-------------------------------------------------------------------------------
Forward Currency Contracts to Buy at March 31, 1999 (Unaudited)
(aggregate face value $683,904,800)
                                                                    Unrealized
                            Market   Aggregate Face     Delivery   Appreciation/
                            Value        Value            Date    (Depreciation)
-------------------------------------------------------------------------------
Australian Dollars     $ 22,928,360  $ 22,915,136        6/16/99   $   13,224
Danish Krone             24,665,552    25,073,686        6/16/99     (408,134)
Euro Dollars            406,342,682   412,418,812        6/16/99   (6,076,130)
Japanese Yen            189,820,919   183,539,412        6/16/99    6,281,507
Swedish Krona            39,707,505    39,957,754        6/16/99     (250,249)
-------------------------------------------------------------------------------
                                                                   $ (439,782)
-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at March 31, 1999 (Unaudited)
(aggregate face value $1,012,936,776)
                                                                    Unrealized
                            Market   Aggregate Face     Delivery   Appreciation/
                            Value        Value            Date    (Depreciation)
-------------------------------------------------------------------------------
British Pounds         $266,001,062  $265,895,364        6/16/99   $ (105,698)
Canadian Dollar          35,079,752    34,728,177        6/16/99     (351,575)
Euro Dollars            543,095,089   551,699,460        6/16/99    8,604,371
Japanese Yen            166,264,813   160,613,775        6/16/99   (5,651,038)
-------------------------------------------------------------------------------
                                                                   $2,496,060
-------------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 1999 (Unaudited)
                                    Aggregate Face     Expiration   Unrealized
                        Total Value     Value             Date     Depreciation
-------------------------------------------------------------------------------
U.S. Treasury Bond
20 yr. (Long)          $382,906,500  $391,658,754        June-99  $(8,752,254)
-------------------------------------------------------------------------------
TBA Sales Commitments at March 31, 1999 (Unaudited)
(Proceeds receivable $183,644,420)
                                        Principal      Settlement      Market
Agency                                   Amount           Date         Value
-------------------------------------------------------------------------------
FNMA 6.5s, April 2029                 $92,462,000        4/14/99  $ 92,028,353
GNMA 7s, April 2029                    90,051,000        4/22/99    91,429,681
-------------------------------------------------------------------------------
                                                                  $183,458,034
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $5,072,595,720) (Note 1)    $4,796,387,388
-----------------------------------------------------------------------------------------------
Cash                                                                                 11,697,900
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            85,043,555
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               14,063,318
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                      230,298,189
-----------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                       14,936,103
-----------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                        298,153
-----------------------------------------------------------------------------------------------
Total assets                                                                      5,152,724,606
Liabilities
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                          1,687,250
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                    49,297
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    223,490,861
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           23,599,580
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          6,394,792
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              487,153
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           110,603
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              8,135
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                4,021,395
-----------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                          12,879,825
-----------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                           661,865
-----------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $183,644,420)                  183,458,034
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  208,405
-----------------------------------------------------------------------------------------------
Total liabilities                                                                   457,057,195
-----------------------------------------------------------------------------------------------
Net assets                                                                       $4,695,667,411
Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $5,133,596,830
-----------------------------------------------------------------------------------------------
Distribution in excess of net investment income (Note 1)                            (15,914,858)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                             (139,052,102)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (282,962,459)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding        $4,695,667,411
Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,737,514,522 divided by 152,823,408 shares)                                           $11.37
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $11.37)*                                  $11.94
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,987,861,631 divided by 175,594,453 shares)**                                         $11.32
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class C share
($1,955,594 divided by 172,163 shares)**                                                 $11.36
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($950,399,312 divided by 83,862,726 shares)                                              $11.33
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $11.33)*                                  $11.71
-----------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($17,936,352 divided by 1,575,788 shares)                                                $11.38
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31, 1999 (Unaudited)
Investment income:
-----------------------------------------------------------------------------------------------
Interest                                                                           $178,367,682
-----------------------------------------------------------------------------------------------
Dividends                                                                            38,333,738
-----------------------------------------------------------------------------------------------
Total investment income                                                             216,701,420

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     13,169,872
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        3,149,329
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        52,277
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         16,254
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,276,028
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                10,385,446
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                     1,237
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 2,515,324
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  76,782
-----------------------------------------------------------------------------------------------
Registration fees                                                                        59,427
-----------------------------------------------------------------------------------------------
Auditing                                                                                 71,455
-----------------------------------------------------------------------------------------------
Legal                                                                                    51,590
-----------------------------------------------------------------------------------------------
Postage                                                                                 236,299
-----------------------------------------------------------------------------------------------
Other                                                                                   230,978
-----------------------------------------------------------------------------------------------
Total expenses                                                                       32,292,298
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (446,318)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         31,845,980
-----------------------------------------------------------------------------------------------
Net investment income                                                               184,855,440
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                    (55,227,616)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (8,440,800)
-----------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          10,767,679
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                                 11,407,202
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures
and TBA sale commitments during the period                                          (88,020,964)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                            (129,514,499)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 55,340,941
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                       March 31    September 30
                                                                                          1999*            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $  184,855,440  $  402,914,655
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                                       (52,900,737)   (153,894,588)
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                        (76,613,762)   (360,035,273)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                            55,340,941    (111,015,206)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (70,453,222)   (114,992,046)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (72,822,686)   (113,025,405)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                              (8,582)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                         (38,344,305)    (53,202,027)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (638,857)     (1,263,192)
---------------------------------------------------------------------------------------------------------------
From net realized gain
    Class A                                                                                  --     (26,647,112)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                                  --     (29,842,995)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                                  --              --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                                  --      (8,746,851)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                                  --        (238,299)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                                (302,035,063)    579,106,761
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                            (428,961,774)    120,133,628

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               5,124,629,185   5,004,495,557
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $15,914,858 and
$18,502,646, respectively)                                                       $4,695,667,411  $5,124,629,185
---------------------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         March 31
operating performance           (Unaudited)                                 Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.66           $12.70           $12.29           $11.99           $11.64           $12.82
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .45(c)           .99(c)           .89(c)           .89              .95              .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.30)           (1.17)             .39              .30              .36             (.88)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .15             (.18)            1.28             1.19             1.31             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.44)            (.70)            (.87)            (.89)            (.80)            (.71)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --             (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.16)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --               --               --             (.16)            (.17)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.44)            (.86)            (.87)            (.89)            (.96)           (1.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.37           $11.66           $12.70           $12.29           $11.99           $11.64
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              1.36*           (1.67)           10.86            10.35            11.89             (.93)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,737,515       $1,911,024       $2,104,971       $1,845,901       $1,597,034       $1,539,076
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .46*             .97              .99             1.02             1.01             1.01
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.94*            7.88             7.17             7.32             8.22             7.96
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             69.26*          188.75           250.93           304.39           235.88           201.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended
Per-share                         March 31
operating performance           (Unaudited)                                  Year ended September 30
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.61           $12.65           $12.24           $11.95           $11.61           $12.79
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .41(c)           .89(c)           .79(c)           .80              .88              .72
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.30)           (1.17)             .40              .29              .33             (.91)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .11             (.28)            1.19             1.09             1.21             (.19)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.40)            (.60)            (.78)            (.80)            (.72)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                     --               --               --               --               --             (.10)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --             (.16)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                   --               --               --               --               --             (.08)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                --               --               --               --             (.15)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.40)            (.76)            (.78)            (.80)            (.87)            (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.32           $11.61           $12.65           $12.24           $11.95           $11.61
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)               .98*           (2.42)           10.08             9.47            11.01            (1.62)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,987,862       $2,174,770       $2,366,410       $2,135,148       $1,795,456       $1,644,860
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .84*            1.72             1.74             1.77             1.76             1.76
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           3.56*            7.13             6.42             6.57             7.46             8.05
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             69.26*          188.75           250.93           304.39           235.88           201.53
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   For the period
                                                                                                                  February 1, 1999+
Per-share                                                                                                            to March 31
operating performance                                                                                                (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                    $11.51
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     .09(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                               (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                        (.15)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                                                          --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                                             --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                                                     --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                      (.15)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                          $11.36
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                    .04*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                         $1,956
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                 .27*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                1.16*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                  69.26*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                 Six months
                                                    ended                                                          For the period
Per-share                                          March 31                                                         Dec. 1, 1994+
operating performance                            (Unaudited)                Year ended September 30                 to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $11.62           $12.67           $12.27           $11.97           $11.34
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .44(c)           .96(c)           .82(c)           .86              .78
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           (.30)           (1.18)             .43              .31              .63
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .14             (.22)            1.25             1.17             1.41
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.43)            (.67)            (.85)            (.87)            (.65)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --             (.16)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --               --               --             (.13)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.43)            (.83)            (.85)            (.87)            (.78)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.33           $11.62           $12.67           $12.27           $11.97
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                               1.25*           (1.97)           10.59            10.12            12.90*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $950,399       $1,019,477         $513,351          $46,327          $14,751
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .59*            1.22             1.24             1.28             1.07*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            3.82*            7.69             6.88             7.09             6.30*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              69.26*          188.75           250.93           304.39           235.88
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                                                  Six months
                                                                     ended                                        For the period
Per-share                                                           March 31                                       July 1, 1996+
operating performance                                             (Unaudited)         Year ended September 30       to Sept. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1999             1998             1997             1996
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.66           $12.70           $12.29           $12.07
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .45(c)          1.03(c)           .93(c)           .24
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                            (.28)           (1.18)             .38              .20
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .17             (.15)            1.31              .44
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.45)            (.73)            (.90)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                       --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --             (.16)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                  --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.45)            (.89)            (.90)            (.22)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $11.38           $11.66           $12.70           $12.29
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                1.56*           (1.40)           11.14             3.70*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $17,936          $19,358          $19,763           $2,662
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                              .34*             .72              .74              .19*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.03*            8.15             7.29             1.95*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               69.26*          188.75           250.93           304.39
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
March 31, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Diversified Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on February 1, 1999. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Market quotations are not considered to be readily available for long term corporate bonds and notes; such investments are stated at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market translations for comparable securities and variable relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At September 30, 1998, the fund had a capital loss carryover of approximately $22,379,000 available to offset future net capital gain, if any, which will expire on September 30, 2006.

L) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1999, fund expenses were reduced by $446,318 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,120 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $200,143 and $1,120,493 from the sale of class A and class M shares, respectively and $2,212,824 and $0 in contingent deferred sales charges from redemptions of class B shares and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received $15,718 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 1999, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,162,157,782 and $2,393,684,521, respectively. Purchases and sales of U.S. government obligations aggregated $1,154,630,840 and $1,005,552,784, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                        Six months ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,263,087      $ 151,604,642
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,374,741         49,718,335
-----------------------------------------------------------------------------
                                                17,637,828        201,322,977

Shares
repurchased                                    (28,686,361)      (327,562,018)
-----------------------------------------------------------------------------
Net decrease                                   (11,048,533)     $(126,239,041)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     36,293,097       $453,137,516
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,882,014         98,183,326
-----------------------------------------------------------------------------
                                                44,175,111        551,320,842

Shares
repurchased                                    (46,064,113)      (574,132,635)
-----------------------------------------------------------------------------
Net decrease                                    (1,889,002)      $(22,811,793)
-----------------------------------------------------------------------------

                                                        Six months ended
                                                          March 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     11,639,329      $ 132,494,673
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,309,250         48,770,170
-----------------------------------------------------------------------------
                                                15,948,579        181,264,843

Shares
repurchased                                    (27,647,131)      (314,312,943)
-----------------------------------------------------------------------------
Net decrease                                   (11,698,552)     $(133,048,100)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     37,418,693       $466,071,389
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,604,144         94,361,790
-----------------------------------------------------------------------------
                                                45,022,837        560,433,179

Shares
repurchased                                    (44,854,315)      (557,097,611)
-----------------------------------------------------------------------------
Net increase                                       168,522       $  3,335,568
-----------------------------------------------------------------------------

                                                         For the period
                                                        February 1, 1999
                                                       (commencement of
                                                          operations) to
                                                          March 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        172,561         $1,951,096
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          255              2,868
-----------------------------------------------------------------------------
                                                   172,816          1,953,964

Shares
repurchased                                           (653)            (7,353)
-----------------------------------------------------------------------------
Net increase                                       172,163         $1,946,611
-----------------------------------------------------------------------------

                                                        Six months ended
                                                          March 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     37,987,293       $432,770,925
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      199,682          2,262,081
-----------------------------------------------------------------------------
                                                38,186,975        435,033,006

Shares
repurchased                                    (42,023,346)      (478,748,798)
-----------------------------------------------------------------------------
Net decrease                                    (3,836,371)      $(43,715,792)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     82,461,493     $1,026,199,238
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      349,509          4,341,133
-----------------------------------------------------------------------------
                                                82,811,002      1,030,540,371

Shares
repurchased                                    (35,639,555)      (433,252,902)
-----------------------------------------------------------------------------
Net increase                                    47,171,447     $  597,287,469
-----------------------------------------------------------------------------

                                                        Six months ended
                                                         March 31, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        560,354         $6,357,663
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       54,572            638,857
-----------------------------------------------------------------------------
                                                   614,926          6,996,520

Shares
repurchased                                       (698,793)        (7,975,261)
-----------------------------------------------------------------------------
Net decrease                                       (83,867)        $ (978,741)
-----------------------------------------------------------------------------

                                                            Year ended
                                                        September 30, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        828,036        $10,404,282
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      120,519          1,501,491
-----------------------------------------------------------------------------
                                                   948,555         11,905,773

Shares
repurchased                                       (845,466)       (10,610,256)
-----------------------------------------------------------------------------
Net increase                                       103,089        $ 1,295,517
-----------------------------------------------------------------------------

Note 5
Transactions with Affiliated Companies

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                             Purchase   Sales    Dividend     Market
Affiliates                    cost      cost      Income      Value
----------------------------------------------------------------------------
Name of affiliates
----------------------------------------------------------------------------
Fitzgeralds Gaming         $110,600      $--      $--    $   111,857
PSF Holdings L.L.C. CLA          --       --       --     12,494,592
----------------------------------------------------------------------------
  Totals                   $110,600      $--      $--    $12,606,449



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Steven M. Oristaglio
Vice President

Bret C. Browchuk
Vice President

Edward H. D'Alelio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Jeffrey A. Kaufman
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' Web site: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

www.putnaminv.com

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

SA028-51872 075/387/803/2BC 5/99



PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Semiannual Report dated 4/30/99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

SEMIANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return
for periods ended 4/30/99                                 NAV

1 year                                                    -1.83%
5 years                                                   39.64
Annual average                                             6.91
10 years                                                 134.64
Annual average                                             8.90
Life of fund (since class A inception, 10/3/88)          143.28
Annual average                                             8.77
---------------------------------------------------------------------------
Share value:                                              NAV

10/31/98                                                 $11.34
4/30/99                                                  $11.52
---------------------------------------------------------------------------
Distributions:     No.       Income        Capital gains       Total
                    6        $0.464              --           $0.464
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Please note that past performance does not indicate future results. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.